                                                                 EXHIBIT 17(b)


NOT FDIC-
INSURED

May lose value
No bank guarantee

Bond Portfolios
================================================================================
INVESTOR SHARES

BlackRock Funds (SM) is a mutual fund family with 36 investment portfolios, 15 of which are described in this prospectus. BlackRock Funds are sold principally through licensed investment professionals.



PROSPECTUS
January 28, 1999

[LOGO OF BLACKROCK FUNDS]

The securities described in this prospectus have been registered with the Securities and Exchange Commission (SEC). The SEC, however, has not judged these securities for their investment merit and has not determined the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a criminal offense.

Table of
Contents

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

How to find the information you need

How to find the information you need........................................   1
THE BLACKROCK BOND FUNDS
Low Duration Bond...........................................................   2
Intermediate Government Bond................................................  10
Intermediate Bond...........................................................  17
Core Bond...................................................................  24
Government Income...........................................................  31
GNMA Portfolio..............................................................  38
Managed Income..............................................................  45
International Bond..........................................................  52
High Yield Bond.............................................................  60
Tax-Free Income.............................................................  67
Delaware Tax-Free Income....................................................  75
Ohio Tax-Free Income........................................................  83
Kentucky Tax-Free Income....................................................  91
New Jersey Tax-Free Income..................................................  99
Pennsylvania Tax-Free Income................................................ 107

About Your Investment

How to Sell Shares.......................................................... 115
Dividends/Distribution/Taxes................................................ 128
Services for Shareholders................................................... 130

How to Find the
Information You Need
About BlackRock Funds

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Welcome to the new BlackRock Bond Portfolios Prospectus.

It's easy to use and we've tried to make it easy to understand.

The prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Com-pany).

This prospectus contains information on all 15 of the BlackRock Bond funds. To save you time, the prospectus has been organized so that each fund has its own short section. All you have to do is turn to the section for any particular fund. Once you read the important facts about the funds that interest you, read the sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

If you have questions after reading the prospectus, ask your registered repre-sentative for help. Your investment professional has been trained to help you decide which investments are right for you.

[GRAPHIC     BlackRock
 APPEARS     Low Duration Bond
 HERE]       Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index (the benchmark).

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in investment grade bonds in the three to five year maturity range. The fund normally invests at least 80% of its total assets in bonds diversified among several categories. The fund manager may also invest up to 20% of the fund's total assets in non-investment grade bonds or convertible securities with a minimum rating of "B" and up to 20% of its total assets in bonds of foreign issuers. The fund manager selects securities from several categories including: U.S. Treasuries and agency securities, asset-backed securities, CMOs, corporate bonds and commercial mortgage-backed securities.

The management team evaluates categories of the bond market and individual securities within these categories. Securities are purchased for the fund when the manager determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security's rating falls below "B," the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending invest-ment or to increase returns. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or

  IMPORTANT DEFINITIONS

 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.
 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.
 Collateralized Mortgage
 Obligations (CMO):
 Bonds that are backed
 by cash flows from
 pools of mortgages.
 CMOs may have multiple
 classes with different
 payment rights and
 protections.
 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pool of loans
 secured by commercial
 property, not residen-
 tial mortgages.
 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.
 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time. Secu-
 rities rated in the
 fourth highest category
 by the rating agencies
 are considered invest-
 ment grade but they are
 also considered specu-
 lative, meaning that
 they carry more risk
 than higher rated secu-
 rities and may have
 problems making princi-
 pal and interest pay-
 ments in difficult eco-
 nomic climates.
 Investment grade rat-
 ings do not guarantee
 that bonds will not
 lose value.

currencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

Key Risks
While the fund manager chooses bonds he believes can provide above average total returns, there is no guarantee that shares of the fund will not lose val-ue. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the

  IMPORTANT DEFINITIONS

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

 Merrill Lynch 1-3 Year
 Treasury Index: An
 unmanaged index com-
 prised of Treasury
 securities with maturi-
 ties of from 1 to 2.99
 years.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility, which is defined as the characteristic of a security or a market to fluctuate significantly in price within a short period of time. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

The fund may invest up to 20% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation or expropriation and more difficulty obtaining information on foreign securities or companies. In addi-tion, a portfolio of foreign securities may be harder to sell and may be sub-ject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to reshape financial markets, banking sys-tems and monetary policies in Europe and other parts of the world. While it is impossible to predict the impact of the "Euro," it is possible that it could increase volatility in financial markets worldwide which could hurt the value of shares of the fund.

The fund may invest in non-investment grade or "high yield" fixed income or convertible securities commonly known to investors as "junk bonds." The fund may not invest more than 20% of its total assets in high yield securities and all such securities must be rated "B" or higher at the time of purchase by at least one major rating agency. A "B" rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade debt securities may carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, pos-itively or negatively, to reflect new developments regarding the issuer. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. Also, the market for high yield securi-ties is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Merrill Lynch 1-3 Year Treasury Index, a recognized unmanaged index of bond market performance. The chart and the table both assume reinvestment of dividends and distribu-tions. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor Shares were launched is based upon performance for older share classes of the fund. Investor A Shares were launched in January 1996, Investor B Shares were launched in November 1996 and Investor C Shares were launched in February 1997. The actual return of Investor Shares would have been lower than shown because Investor Shares have higher expenses than these older classes. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares.

As of 12/31          Investor A Shares
--------------------------------------------------------------------------------
A N N U A L   T O T A L   R E T U R N S
--------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]

  Best Quarter          93      5.66
  Q1 '95: 3.26%         94      1.39
                        95     10.51
                        96      4.53
  Worst Quarter         97      5.56
  Q1 '94: -0.18%        98      6.14


As of 12/31/98
--------------------------------------------------------------------------------
A V E R A G E   A N N U A L   T O T A L  R E T U R N S
--------------------------------------------------------------------------------

                                                          Since   Inception
                           1 Year   3 Years   5 Years   Inception    Date
--------------------------------------------------------------------------------
Low Duration Bond; Inv A    2.96%    4.34%     4.94%      4.91%    07/01/92
--------------------------------------------------------------------------------
Low Duration Bond; Inv B    0.61%    3.63%     4.83%      5.16%    07/01/92
--------------------------------------------------------------------------------
Low Duration Bond; Inv C    4.30%    4.86%     5.26%      5.16%    07/01/92
--------------------------------------------------------------------------------
ML 1-3 Yr. Treasury         7.00%    6.21%     5.99%      5.93%      N/A
--------------------------------------------------------------------------------

 These returns assume payment of applicable sales charges.

Expenses and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. With one option (In-vestor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your Shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees (Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Front-End Sales
 Charge*                         3.0%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge    0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 120 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                        A Shares B Shares C Shares
Advisory Fees                             .50%     .50%     .50%
Distribution and service
 (12b-1) fees                             .50%    1.15%    1.15%
Other expenses                            .52%     .52%     .52%
Total annual fund operating expenses     1.52%    2.17%    2.17%
Fee waivers and expense reimbursements*   .50%     .40%     .40%
Net Expenses*                            1.02%    1.77%    1.77%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. In addition, BlackRock Distributors, Inc., the fund's distributor, has contractually agreed to waive all 12b-1 distribution fees on Investor A Shares (otherwise payable at the maximum annual rate of .10% of average daily net assets) for the next year. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above), redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $401   $718   $1,058  $2,017
B Shares**
   Redemption     $630   $991   $1,328  $2,229***
B Shares
   No Redemption  $180   $641   $1,128  $2,229***
C Shares**
   Redemption     $280   $641   $1,128  $2,472
C Shares
   No Redemption  $180   $641   $1,128  $2,472

  * Reflects imposition of sales charge.
 ** Reflects deduction of CDSC.
*** Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

Fund Management
Robert Kapito and Scott Amero co-manage the fund at BlackRock Financial Manage-ment, Inc. (BFM). Robert Kapito has been Vice Chairman of BFM since 1988 and portfolio co-manager since inception. Scott Amero has been a Managing Director of BFM since 1990 and portfolio co-manager since inception.

  IMPORTANT DEFINITIONS

 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                           Low Duration Bond Portfolio

                                      INVESTOR A                                        INVESTOR B
                                        SHARES                                            SHARES
                           --------------------------------------------------      ---------------------------
                                                                                                  For the
                                                                                                  period
                            Year        Year       4/1/96          1/12/96/1/        Year       11/18/96/1/
                            Ended       Ended      through          through         Ended        through
                           9/30/98     9/30/97     9/30/96          3/31/96         9/30/98       9/30/97
                           --------------------------------------------------      ---------------------------
Net asset value at
 beginning of period       $ 9.89      $ 9.79      $ 9.79           $ 9.91          $ 9.89        $ 9.86
                           ------      ------      ------           ------          ------        ------
Income from investment
 operations
 Net investment income       0.51        0.52        0.25             0.10            0.41          0.41
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                0.14        0.09       (0.01)           (0.12)           0.17           - -
                           ------      ------      ------           ------          ------        ------
 Total from investment
  operations                 0.65        0.61        0.24            (0.02)           0.58          0.41
                           ------      ------      ------           ------          ------        ------
Less distributions
 Distributions from net
  investment income         (0.51)      (0.51)      (0.24)           (0.10)          (0.44)        (0.38)
 Distributions from net
  realized capital gains      - -         - -         - -              - -             - -           - -
                           ------      ------      ------           ------          ------        ------
 Total distributions        (0.51)      (0.51)      (0.24)           (0.10)          (0.44)        (0.38)
                           ------      ------      ------           ------          ------        ------
Net asset value at end of
 period                    $10.03      $ 9.89      $ 9.79           $ 9.79          $10.03        $ 9.89
                           ======      ======      ======           ======          ======        ======
Total return/3/              6.78%       6.39%       2.46%           (0.15)%          5.99%         4.31%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $2,850      $1,079      $  938           $  719          $  398        $   13
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                1.02%/4/    1.02%/4/    1.02%/2/,/4/     1.01%/2/,/4/    1.76%/4/      1.73%/2/,/4/
 Before
  advisory/administration
  fee waivers                1.42%       1.35%       1.30%/2/         1.21%/2/        2.16%         2.06%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                6.59%       5.72%       5.20%/2/         4.94%/2/        5.82%         4.96%/2/
 Before
  advisory/administration
  fee waivers                6.19%       5.39%       4.92%/2/         4.74%/2/        5.42%         4.63%/2/
Portfolio turnover rate       227%        371%        228%             185%            227%          371%

                                INVESTOR C
                                  SHARES
                           ------------------------
                            Year        Year
                            Ended       Ended
                           9/30/98     9/30/97
                           ------------------------
Net asset value at
 beginning of period       $ 9.89        $ 9.87
                           ----------- ----------------
Income from investment
 operations
 Net investment income       0.44          0.26
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                0.14          0.02
                           ----------- ----------------
 Total from investment
  operations                 0.58          0.28
                           ----------- ----------------
Less distributions
 Distributions from net
  investment income         (0.44)        (0.26)
 Distributions from net
  realized capital gains      - -           - -
                           ----------- ----------------
 Total distributions        (0.44)        (0.26)
                           ----------- ----------------
Net asset value at end of
 period                    $10.03        $ 9.89
                           =========== ================
Total return/3/              5.99%         2.91%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $  342        $   72
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                1.75%/4/      1.72%/2/,/4/
 Before
  advisory/administration
  fee waivers                2.15%         2.05%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                5.70%         5.00%/2/
 Before
  advisory/administration
  fee waivers                5.30%         4.67%/2/
Portfolio turnover rate       227%          371%

                           ----------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected.
/4/Including interest expense, ratios for the Investor A, Investor B and Investor C Shares would have been 2.32%, 3.08% and 2.98%, respectively, for the year ended September 30, 1998, 2.02%, 2.19% and 2.23%, respectively, for the year ended September 30, 1997, 1.12% for the year ended September 30, 1996 and 1.34% for the year ended March 31, 1996.

[GRAPHIC     BlackRock
 APPEARS     Intermediate Government
 HERE]       Bond Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in the highest rated intermediate government and agency bonds. The fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in intermediate bonds issued or guaranteed by the U.S. Government and its agen-cies. The fund defines intermediate bonds as those with maturities of between five and ten years.

Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund manager to be of similar quality.

The management team evaluates categories of the government/agency market and individual bonds within these categories. The manager selects bonds from sev-eral categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corpo-rate bonds. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund mea-sures its performance against the Lehman Brothers Intermediate Government Index (the benchmark).

If a security falls below the highest rating, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unaccept-able when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be

  IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pools of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 Lehman Brothers Inter-
 mediate Government
 Index: An unmanaged
 index comprised of
 Treasury and Agency
 issues from the more
 comprehensive Lehman
 Aggregate Index. This
 index concentrates on
 intermediate maturity
 bonds and thus excludes
 all maturities from the
 broader index below one
 year and above 9.9
 years.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

used to maintain liquidity, commit cash pending investment or to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

Key Risks
While the fund manager chooses bonds he believes can provide above average cur-rent income, there is no guarantee that shares of the Fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage-or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuations) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

  IMPORTANT DEFINITIONS



 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by the full faith and credit of the United States. Others are supported by the right of the issuer to borrow from the Treasury, and others are sup-ported only by the credit of the entity. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility, which is defined as the character-istic of a security or a market to fluctuate significantly in price within a short period of time. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

Securities loans involve the risk of a delay in receiving additional collat-eral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, Black-Rock, the fund's investment adviser, is currently working to avoid such prob-lems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securi-ties markets generally.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

These returns assume payment of applicable sales charges.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Government Index, a recognized unmanaged index of bond market per-formance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indica-tion of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor Shares were launched is based upon performance for older share classes of the fund. Investor A Shares were launched in May 1992 and Investor B and C Shares were launched in October 1996. The actual return of Investor Shares would have been lower than shown because Investor Shares have higher expenses than these older classes. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares.

As of 12/31          Investor A Shares
--------------------------------------------------------------------------------
A N N U A L   T O T A L   R E T U R N S
--------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]

  Best Quarter          93      7.68
  Q1 '95: 4.42%         94     -3.60
                        95     13.53
                        96      3.83
  Worst Quarter         97      7.23
  Q1 '94: -2.45%        98      7.13


As of 12/31/98
--------------------------------------------------------------------------------
A V E R A G E   A N N U A L   T O T A L   R E T U R N S
--------------------------------------------------------------------------------
                                                              Since   Inception
                               1 Year   3 Years   5 Years   Inception    Date
--------------------------------------------------------------------------------
Intermediate Govt. Bond; Inv A  2.87%    4.62%     4.61%      5.52%    04/20/92
--------------------------------------------------------------------------------
Intermediate Govt. Bond; Inv B  1.54%    4.22%     4.70%      5.91%    04/20/92
--------------------------------------------------------------------------------
Intermediate Govt. Bond; Inv C  5.26%    5.46%     5.12%      5.91%    04/20/92
--------------------------------------------------------------------------------
LB Intermediate Govt.           8.48%    6.74%     6.45%      7.14%      N/A*
--------------------------------------------------------------------------------

 These returns assume payment of applicable sales charges.

 * For comparative purposes, the value of the index on 05/01/92 is used as the beginning value on 04/20/92.

Expenses and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. With one option (In-vestor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees (Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Front-End Sales
 Charge*                         4.0%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge    0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 120 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.



Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                         A Shares B Shares C Shares
Advisory Fees                              .50%     .50%     .50%
Distribution and service (12b-
 1) fees                                   .50%    1.15%    1.15%
Other expenses                             .42%     .42%     .42%
Total annual fund operating
 expenses                                 1.42%    2.07%    2.07%
Fee waivers and expense reimbursements*    .35%     .25%     .25%
Net Expenses*                             1.07%    1.82%    1.82%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. In addition, BlackRock Distributors, Inc., the fund's distributor, has contractually agreed to waive all 12b-1 distribution fees on Investor A Shares (otherwise payable at the maximum annual rate of .10% of average daily net assets) for the next year. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above), redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $505   $798   $1,113  $2,005
B Shares**
   Redemption     $635   $975   $1,291  $2,136***
B Shares
   No Redemption  $185   $625   $1,091  $2,136***
C Shares**
   Redemption     $285   $625   $1,091  $2,380
C Shares
   No Redemption  $185   $625   $1,091  $2,380

  *Reflects imposition of sales charge.
 **Reflects deduction of CDSC.
*** Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

Fund Management
The co-managers of the fund are Robert Kapito, Vice Chairman of BlackRock Financial Management, Inc (BFM) since 1988, Scott Amero, Managing Director of BFM since 1990 and Michael Lustig, Director of BFM since 1989. They have all co-managed the fund since 1995.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                      Intermediate Government Bond Portfolio

                                                                                            INVESTOR
                                             INVESTOR A SHARES                              B SHARES
                           -------------------------------------------------------   ------------------------
                                                                                                   For the
                                                                                                   Period
                            Year        Year        Year        Year        Year      Year       10/11/96/1/
                            Ended       Ended       Ended       Ended       Ended     Ended        through
                           9/30/98     9/30/97     9/30/96     9/30/95     9/30/94   9/30/98       9/30/97
Net asset value at
 beginning of
 period                    $10.11      $ 9.92      $10.03      $ 9.64      $10.60    $10.11        $ 9.98
                           ------      ------      ------      ------      ------    ------        ------
Income from investment
 operations
 Net investment income       0.53        0.54        0.55        0.55        0.53      0.47          0.45
 Net gain (loss) on
  investments
  (both realized and
  unrealized)                0.38        0.19       (0.13)       0.39       (0.87)     0.37          0.13
                           ------      ------      ------      ------      ------    ------        ------
 Total from investment
  operations                 0.91        0.73        0.42        0.94       (0.34)     0.84          0.58
                           ------      ------      ------      ------      ------    ------        ------
Less distributions
 Distributions from net
  investment income         (0.54)      (0.54)      (0.53)      (0.55)      (0.52)    (0.47)        (0.45)
 Distributions from net
  realized capital gains      - -         - -         - -         - -       (0.10)      - -           - -
                           ------      ------      ------      ------      ------    ------        ------
 Total distributions        (0.54)      (0.54)      (0.53)      (0.55)      (0.62)    (0.47)        (0.45)
                           ------      ------      ------      ------      ------    ------        ------
Net asset value at end of
 period                    $10.48      $10.11      $ 9.92      $10.03      $ 9.64    $10.48        $10.11
                           ======      ======      ======      ======      ======    ======        ======
Total return/3/              9.32%       7.57%       4.36%       9.98%      (3.36)%    8.51%         5.94%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $7,972      $5,374      $5,903      $9,802      $8,508    $  361        $   28
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                1.05%/4/    1.02%/4/    0.95%/4/    0.70%/4/    0.65%     1.79%/4/      1.77%/2/,/4/
 Before
  advisory/administration
  fee waivers                1.31%       1.33%       1.25%       1.07%       1.05%     2.05%         2.08%/2/
 Ratios of net investment
  income
  to average net assets
 After
  advisory/administration
  fee waivers                5.37%       5.54%       5.64%       5.67%       5.24%     4.66%         4.75%/2/
 Before
  advisory/administration
  fee waivers                5.11%       5.23%       5.35%       5.30%       4.84%     4.40%         4.44%/2/
Portfolio turnover rate       272%        291%        580%        247%          9%      272%          291%

                                INVESTOR C SHARES
                           ----------------------------
                            Year Ended      Year Ended
                             9/30/98          9/30/97
Net asset value at
 beginning of
 period                    $10.11        $ 9.98
                           ----------- ----------------
Income from investment
 operations
 Net investment income       0.47          0.45
 Net gain (loss) on
  investments
  (both realized and
  unrealized)                0.37          0.13
                           ----------- ----------------
 Total from investment
  operations                 0.84          0.58
                           ----------- ----------------
Less distributions
 Distributions from net
  investment income         (0.47)        (0.45)
 Distributions from net
  realized capital gains      - -           - -
                           ----------- ----------------
 Total distributions        (0.47)        (0.45)
                           ----------- ----------------
Net asset value at end of
 period                    $10.48        $10.11
                           =========== ================
Total return/3/              8.51%         5.94%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $  299        $   51
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                1.78%/4/      1.71%/2/,/4/
 Before
  advisory/administration
  fee waivers                2.04%         2.02%/2/
 Ratios of net investment
  income
  to average net assets
 After
  advisory/administration
  fee waivers                4.51%         4.57%/2/
 Before
  advisory/administration
  fee waivers                4.25%         4.26%/2/
Portfolio turnover rate       272%          291%

                      ---------------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected.
/4/Including interest expense, ratios for the Investor A, Investor B and
  Investor C Shares would have been 1.09%, 1.84% and 1.81%, respectively, for the year ended September 30, 1998, 1.14%, 1.90% and 1.78%, respectively, for the year ended September 30, 1997, 1.14% for the year ended September 30, 1996 and 0.70% for the year ended September 30, 1995.
16

[GRAPHIC     BlackRock
 APPEARS     Intermediate Bond
 HERE]       Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in intermediate bonds. The fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in intermediate bonds. The fund defines inter-mediate bonds as those with maturities of between five and ten years.

The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates categories of the bond market and individual securities within those categories. The manager selects bonds from several cat-egories including: U.S. Treasuries and agency securities, commercial and resi-dential mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund measures its performance against the Lehman Brothers Intermediate Government/Corporate Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to

  IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pools of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time. Secu-
 rities rated in the
 fourth highest category
 by the rating agencies
 are considered invest-
 ment grade but they are
 also considered specu-
 lative, meaning that
 they carry more risk
 than higher rated secu-
 rities and may have
 problems making princi-
 pal and interest pay-
 ments in difficult eco-
 nomic climates.
 Investment grade rat-
 ings do not guarantee
 that bonds will not
 lose value.

increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is know as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

Key Risks
While the fund manager chooses bonds he believes can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securi-ties may normally be prepaid at any time, which will reduce the yield and mar-ket value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepay-ment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

  IMPORTANT DEFINITIONS


 Lehman Brothers Inter-
 mediate
 Government/Corporate
 Index: An unmanaged
 index comprised of
 Treasury, agency and
 corporate issues from
 the more comprehensive
 Lehman Aggregate Index.
 This index concentrates
 on intermediate matu-
 rity bonds and thus
 excludes all maturities
 from the broader index
 below one year and
 above 9.9 years.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility, which is defined as the characteris-tic of a security or a market to fluctuate significantly in price within a short period of time. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Government/Corporate Index, a recognized unmanaged index of bond market performance. The chart and the table both assume reinvestment of divi-dends and distributions. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor Shares were launched is based upon performance for older share classes of the fund. Investor A Shares were launched in May 1994, Investor B Shares were launched in February 1998 and Investor C Shares were launched in October 1998. The actual return of Investor Shares would have been lower than shown because Investor Shares have higher expenses than these older classes. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares.

As of 12/31          Investor A Shares
--------------------------------------------------------------------------------
A N N U A L   T O T A L   R E T U R N S
--------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]

  Best Quarter
  Q2 '95: 4.40%         94     14.10
                        95      3.92
                        96      7.11
  Worst Quarter         97      6.59
  Q1 '94: -2.86%

The bar of 1994 is
based upon performance
for Institutional Shares
of the fund.


As of 12/31/98
----------------------------------------------------------------------------
A V E R A G E   A N N U A L   T O T A L   R E T U R N S
----------------------------------------------------------------------------

                                                          Since   Inception
                           1 Year   3 Years   5 Years   Inception    Date
----------------------------------------------------------------------------
Intermediate Bond; Inv A    5.42%    8.45%     8.07%      9.02%    09/15/93
----------------------------------------------------------------------------
Intermediate Bond; Inv B    5.19%    8.28%     8.30%      9.47%    09/15/93
----------------------------------------------------------------------------
Intermediate Bond; Inv C    9.05%    9.57%     8.74%      9.47%    09/15/93
----------------------------------------------------------------------------
LB Intermediate Govt./Corp. 8.43%    6.76%     6.60%      6.29%      N/A*
----------------------------------------------------------------------------

 These returns assume payment of applicable sales charges.

* For comparative purposes, the value of the index on 09/01/93 is used as the beginning value on 09/15/93.

Expenses and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. With one option (In-vestor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

                                    A Shares B Shares C Shares

Maximum Front-End Sales Charge*      4.0%    0.0%    0.0%
(as percentage of offering price)

Maximum Deferred Sales Charge        0.0%    4.5%**  1.00%***
(as percentage of offering price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 120 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                A Shares B Shares C Shares

Advisory Fees                     .50%     .50%     .50%
Distribution and service (12b-
 1) fees                          .50%    1.15%    1.15%
Other expenses                    .43%     .43%     .43%
Total annual fund operating
 expenses                        1.43%    2.08%    2.08%
Fee waivers and expense
 reimbursements*                  .36%     .26%     .26%
Net Expenses*                    1.07%    1.82%    1.82%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. In addition, BlackRock Distributors Inc., the fund's distributor, has contractually agreed to waive all 12b-1 distribution fees on Investor A Shares (otherwise payable at the maximum annual rate of .10% of average daily net assets) for the next year. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above), redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $505   $800   $1,117  $2,015
B Shares**
   Redemption     $635   $977   $1,295  $2,145***
B Shares
   No Redemption  $185   $627   $1,095  $2,145***
C Shares**
   Redemption     $285   $627   $1,095  $2,390
C Shares
   No Redemption  $185   $627   $1,095  $2,390

  * Reflects imposition of sales charge.
 ** Reflects deduction of CDSC.
*** Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

Fund Management

The co-managers of the fund are Robert Kapito, Vice Chairman of BlackRock Financial Management, Inc. (BFM) since 1988, Scott Amero, Managing Director of BFM since 1990, and Michael Lustig, Director of BFM since 1989. They have all co-managed the fund since 1995.

Financial Highlights
The financial information in the table below shows the fund's financial per-formance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A or B Share Outstanding Throughout Each Period)

                        Intermediate Bond Portfolio

                                          INVESTOR A                                 INVESTOR B
                                            SHARES                                     SHARES
                                                                          For the     For the
                                                                          Period       Period
                            Year        Year        Year       Year      5/20/94/1    9/5/98/1
                            Ended       Ended       Ended      Ended     / through   / through
                           9/30/98     9/30/97     9/30/96    9/30/95     9/30/94     9/30/98
Net asset value at
 beginning of period       $ 9.49      $ 9.32       $9.43      $9.05       $9.23       $9.51
                           ------      ------       -----      -----       -----       -----
Income from investment
 operations
 Net investment income       0.53        0.53        0.52       0.54        0.20        0.29
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                0.23        0.17       (0.09)      0.38       (0.17)       0.21
                           ------      ------       -----      -----       -----       -----
 Total from investment
  operations                 0.76        0.70        0.43       0.92        0.03        0.50
                           ------      ------       -----      -----       -----       -----
Less distributions
 Distributions from net
  investment income         (0.53)      (0.53)      (0.51)     (0.54)      (0.21)      (0.29)
 Distributions from net
  realized capital gains    (0.05)        - -       (0.03)       - -         - -       (0.05)
                           ------      ------       -----      -----       -----       -----
 Total distributions        (0.58)      (0.53)      (0.54)     (0.54)      (0.21)      (0.34)
                           ------      ------       -----      -----       -----       -----
Net asset value at end of
 period                    $ 9.67      $ 9.49       $9.32      $9.43       $9.05       $9.67
                           ======      ======       =====      =====       =====       =====
Total return/3/              8.30%       7.89%       4.74%     10.35%       0.31%       7.83%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $1,648      $1,116       $ 935      $ 647       $  87       $ 111
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                1.06%/4/    1.00%/4/    0.97%/4/   0.76%/4/    0.85%/2/    1.75%/2/, /4/
 Before
  advisory/administration
  fee waivers                1.33%       1.29%       1.27%      1.11%       1.28%/2/    2.02%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                6.80%       6.14%       5.83%      5.89%       5.35%/2/    5.59%/2/
 Before
  advisory/administration
  fee waivers                6.53%       5.85%       5.53%      5.55%       4.92%/2/    5.07%/2/
Portfolio turnover rate       221%        321%        670%       262%         92%        221%

                        -------------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected.
/4/Including interest expense, ratios for the Investor A and Investor B would have been 2.22% and 2.79%, respectively, for the year ended September 30, 1998, 1.44% for the year ended September 30, 1997, 1.27% for the year ended September 30, 1996 and 0.84% for the year ended September 30, 1995.

[GRAPHIC     BlackRock
 APPEARS     Core Bond
 HERE]       Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks to realize a total return that exceeds that of the Lehman Brothers Aggregate Index (the benchmark).

Primary Investment Strategies
In pursuit of this goal, the fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in bonds with maturities of between five and fifteen years. The fund may invest up to 10% of its total assets in bonds of foreign issuers.

The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates several categories of the bond market and indi-vidual securities within these categories. The fund manager selects bonds from several categories including: U.S. Treasuries and agency securities, commer-cial and residential mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the manager deter-mines that they have the potential for above-average total return. The Fund measures its performance against the benchmark.

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending invest-ment or to increase returns. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future.

  IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card
 receivables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pools of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time. Secu-
 rities rated in the
 fourth highest category
 by the rating agencies
 are considered invest-
 ment grade but they are
 also considered specu-
 lative, meaning that
 they carry more risk
 than higher rated secu-
 rities and may have
 problems making princi-
 pal and interest pay-
 ments in difficult eco-
 nomic climates.
 Investment grade rat-
 ings do not guarantee
 that bonds will not
 lose value.

 Lehman Brothers Aggre-
 gate Index: An unman-
 aged index comprised of
 more than 5,000 taxable
 bonds. This is an index
 of investment grade
 bonds; all securities
 included must be rated
 investment grade by
 Moody's or Standard &
 Poor's.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).The fund (normally) may borrow up to 33 1/3% of the value of its assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

Key Risks
While the fund manager chooses bonds he believes can provide above average total returns, there is no guarantee that shares of the fund will not lose val-ue. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies

  IMPORTANT DEFINITIONS

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

and authorities are supported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agen-cies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility, which is defined as the characteristic of a security or a market to fluctuate significantly in price within a short period of time. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

The fund may invest up to 10% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation or expropriation and more difficulty obtaining information on foreign securities or companies. In addi-tion, a portfolio of foreign securities may be harder to sell and may be sub-ject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to reshape financial markets, banking sys-tems and monetary policies in Europe and other parts of the world. While it is impossible to predict the impact of the "Euro," it is possible that it could increase volatility in financial markets worldwide which could hurt the value of shares of the fund.

Securities loans involve the risk of a delay in receiving additional collat-eral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, Black-Rock, the fund's investment adviser, is currently working to avoid such prob-lems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securi-ties markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Aggregate Index, a recognized unmanaged index of bond market performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor Shares were launched is based upon performance for older share classes of the fund. Investor A Shares were launched in January 1996, Investor B Shares were launched in March 1996 and Investor C Shares were launched in February 1997. The actual return of Investor Shares would have been lower than shown because Investor Shares have higher expenses than these older classes. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares.

As of 12/31         Investor A Shares
--------------------------------------------------------------------------------
A N N U A L   T O T A L   R E T U R N S
--------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]

                  Best Quarter    Q2 '95: 5.87%

                  Worst Quarter   Q1 '94: -2.63%

The bars for 1993-1996
are based upon performance
for Institutional Shares of
the Fund

              93      94       95       96       97       98
            -----   ------   ------   ------   ------   -----
            9.69%   -2.33%   18.18%    3.19%    8.51%   7.66%

These returns assume payment of applicable sales charges.

As of 12/31/98
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                          Since      Inception
                           1 Year   3 Years    5 Years   Inception     Date
--------------------------------------------------------------------------------
Core Bond; Inv A            3.34%    4.99%      5.96%     6.56%     12/01/92
Core Bond; Inv B            2.01%    4.44%      5.96%     6.91%     12/01/92
Core Bond; Inv C            5.75%    5.69%      6.39%     6.91%     12/01/92
Lehman Aggregate            8.69%    7.29%      7.27%     7.85%       N/A

Expenses and fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. With one option (In-vestor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees (Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Front-End Sales
 Charge*                         4.0%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge    0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 120 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                A Shares B Shares C Shares

Advisory Fees                     .50%     .50%     .50%
Distribution and service (12b-
 1) fees                          .50%    1.15%    1.15%
Other expenses                    .46%     .46%     .46%
Total annual fund operating
 expenses                        1.46%    2.11%    2.11%
Fee waivers and expense
  reimbursements*                 .44%     .34%     .34%
Net Expenses*                    1.02%    1.77%    1.77%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. In addition, BlackRock Distributors, Inc., the fund's distributor, has contractually agreed to waive all 12b-1 distribution fees on Investor A Shares (otherwise payable at the maximum annual rate of .10% of average daily net assets) for the next year. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

  IMPORTANT DEFINITIONS

 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution. Long-term shareholders in mutual funds with 12b-1 fees may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above), redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $500   $802   $1,125  $2,040
B Shares**
   Redemption     $630   $978   $1,303  $2,171***
B Shares
   No Redemption  $180   $628   $1,103  $2,171***
C Shares**
   Redemption     $280   $628   $1,103  $2,415
C Shares
   No Redemption  $180   $628   $1,103  $2,415

  *Reflects imposition of sales charge.
 **Reflects deduction of CDSC.
*** Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

Fund Management
The manager of the fund is Keith Anderson, Managing Director at BlackRock Financial Management, Inc. since 1988. He has served as fund manager since June 1997.

Financial Highlights
The financial information in the table below shows the fund's financial per-formance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                   Core Bond Portfolio

                                      INVESTOR A
                                        SHARES
-----------------------------------------------------------------------------------------------------------

                                                   For the          For the
                                                   Period           Period
                            Year        Year       4/1/96          1/31/96/1
                            Ended       Ended      through         / through
                           9/30/98     9/30/97     9/30/96          3/31/96
Net asset value
 at beginning of
 period                    $ 9.82      $ 9.55      $ 9.61           $ 9.99
                           ------      ------      ------           ------
Income from
 investment
 operations
 Net investment
  income                     0.55        0.58        0.28             0.08
 Net gain (loss)
  on investments
  (both realized
  and unrealized)            0.40        0.26       (0.06)           (0.38)
                           ------      ------      ------           ------
 Total from
  investment
  operations                 0.95        0.84        0.22            (0.30)
                           ------      ------      ------           ------
Less
 distributions
 Distributions
  from net
  investment
  income                    (0.56)      (0.57)      (0.28)           (0.08)
 Distributions
  from net
  realized
  capital gains             (0.09)        - -         - -              - -
                           ------      ------      ------           ------
 Total
  distributions             (0.65)      (0.57)      (0.28)           (0.08)
                           ------      ------      ------           ------
Net asset value
 at end of period          $10.12      $ 9.82      $ 9.55           $ 9.61
                           ======      ======      ======           ======
Total returns/3/            10.04%       9.52%       2.36%           (2.96)%
Ratios/Supplemental
 data
 Net assets at
  end of period
  (in thousands)           $5,108      $2,441      $  320           $   80
 Ratios of
  expenses to
  average net
  assets
 After
  advisory/administration
  fee waivers                0.98%/4/    1.01%/4/    1.02%/2/,/4/    1.02%/2/,/4/
 Before
  advisory/administration
  fee waivers                1.32%       1.30%       1.31%/2/        1.27%/2/
 Ratios of net
  investment
  income
  to average net
  assets
 After
  advisory/administration
  fee waivers                5.78%       6.31%       6.29%/2/        5.43%/2/
 Before
  advisory/administration
  fee waivers                5.44%       6.02%       6.00%/2/        5.19%/2/
Portfolio
 turnover rate                405%        441%        308%            723%
Net asset value
 at beginning of
 period                    $  9.82     $ 9.55      $ 9.61           $ 9.58          $ 9.82        $ 9.64
                           ----------- ----------- --------------- ---------------- ----------- ----------------
Income from
 investment
 operations
 Net investment
  income                      0.47       0.51        0.26             0.01            0.47          0.29
 Net gain (loss)
  on investments
  (both realized
  and unrealized)             0.40       0.26       (0.07)            0.03            0.40          0.17
                           ----------- ----------- --------------- ---------------- ----------- ----------------
 Total from
  investment
  operations                  0.87       0.77        0.19             0.04            0.87          0.46
                           ----------- ----------- --------------- ---------------- ----------- ----------------
Less
 distributions
 Distributions
  from net
  investment
  income                     (0.48)     (0.50)      (0.25)           (0.01)          (0.48)        (0.28)
 Distributions
  from net
  realized
  capital gains              (0.09)       - -         - -              - -           (0.09)          - -
                           ----------- ----------- --------------- ---------------- ----------- ----------------
 Total
  distributions              (0.57)     (0.50)      (0.25)           (0.01)          (0.57)        (0.28)
                           ----------- ----------- --------------- ---------------- ----------- ----------------
Net asset value
 at end of period          $ 10.12     $ 9.82      $ 9.55           $ 9.61          $10.12        $ 9.82
                           =========== =========== =============== ================ =========== ================
Total returns/3/              9.20%      8.71%       1.98%           (0.33)%          9.20%         4.82%
Ratios/Supplemental
 data
 Net assets at
  end of period
  (in thousands)           $11,734     $5,295      $1,497           $   77          $2,035        $  128
 Ratios of
  expenses to
  average net
  assets
 After
  advisory/administration
  fee waivers                 1.76%/4/   1.75%/4/    1.72%/2/,/4/     1.77%/2/,/4/    1.73%/4/      1.74%/2/,/4/
 Before
  advisory/administration
  fee waivers                 2.10%      2.04%       2.01%/2/         2.02%/2/        2.07%         2.03%/2/
 Ratios of net
  investment
  income
  to average net
  assets
 After
  advisory/administration
  fee waivers                 5.03%      5.61%       5.68%/2/         4.71%/2/        4.92%         5.41%/2/
 Before
  advisory/administration
  fee waivers                 4.69%      5.32%       5.39%/2/         4.46%/2/        4.58%         5.12%/2/
Portfolio
 turnover rate                 405%       441%        308%             723%            405%          441%

                   ------------------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected.
/4/Including interest expense, ratios for the Investor A, Investor B and
  Investor C Shares would have been 1.27%, 2.01% and 1.90%, respectively, for the year ended September 30, 1998, 1.36%, 2.17% and 1.93%, respectively, for the year ended September 30, 1997, 1.27% and 2.00%, respectively, for the period ended September 30, 1996, and 1.11% and 1.86% for the period ended March 31, 1996.
30

[GRAPHIC     BlackRock
 APPEARS     Government Income
 HERE]       Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in the highest rated government and agency bonds in the ten to fifteen year maturity range. The fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in obligations issued or guaranteed by the U.S. Government and its agencies. Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund manager to be of similar quality.

The management team evaluates categories of the government/agency market and individual bonds within these categories. The manager selects bonds from sev-eral categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities (including CMOs), asset-backed secu-rities and corporate bonds. Securities are purchased for the fund when the man-ager determines that they have the potential for above-average current income. The fund measures its performance against the Lehman Mortgage/10 Year Treasury Index (the benchmark).

If a security falls below the highest rating, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to increase returns. The fund may also enter into interest rate trans-

  IMPORTANT DEFINITIONS

 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Collateralized Mortgage
 Obligations (CMO): Are
 Bonds that are backed
 by cash flows from
 pools of mortgages.
 CMOs may have multiple
 classes with different
 payment rights and
 protections.

 Commercial Mortgage-
 Backed Securities
 (CMBS): A fixed-income
 security that is backed
 by a mortgage loan or
 pools of loans secured
 by commercial property,
 not residential mort-
 gages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 Lehman Mortgage/10 Year
 Treasury Index: An
 unmanaged index com-
 prised of 50% alloca-
 tion to the mortgage
 component of the Lehman
 Brothers Aggregate
 Index and a 50% alloca-
 tion of the Merrill
 Lynch 10 year Treasury
 Index.

actions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
Key Risks
While the fund manager chooses bonds he believes can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage-or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

  IMPORTANT DEFINITIONS



 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by the full faith and credit of the United States. Others are supported by the right of the issuer to borrow from the Treasury, and others are sup-ported only by the credit of the entity. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivative and interest rate transactions may reduce the fund's returns and/or increase volatility, which is defined as the characteris-tic of a security or a market to fluctuate significantly in price within a short period of time. Leverage is a speculative technique which may expose the fund to greater risk and increase its cost. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Mort-gage/10 Year Treasury Index, a recognized unmanaged index of bond market per-formance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indica-tion of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor C Shares were launched is based upon performance for Investor B Shares of the fund. Investor C Shares were launched in February 1997.

As of 12/31                     Investor A Shares
--------------------------------------------------------------------------------
A N N U A L   T O T A L   R E T U R N S
--------------------------------------------------------------------------------

                            [BAR CHART APPEARS HERE]

                  Best Quarter    Q2 '95: 6.92%

                  Worst Quarter   Q1 '96: -1.94%

                        95       96       97       98
                      ------   ------   ------   ------
                      18.99%    3.41%   10.52%    8.00%


As of 12/31/98
--------------------------------------------------------------------------------
A V E R A G E   A N N U A L   T O T A L   R E T U R N S
--------------------------------------------------------------------------------
                                                   Since    Inception
                                1 Year  3 Years  Inception    Date
--------------------------------------------------------------------------------
  Government Income; Inv A       3.10%    5.63%    8.27%    10/03/94
--------------------------------------------------------------------------------
  Government Income; Inv B       2.38%    5.21%    7.50%    10/03/94
--------------------------------------------------------------------------------
  Government Income; Inv C       6.13%    6.46%    8.68%    10/03/94
--------------------------------------------------------------------------------
  Leh. Mtg./10 Yr. Tsy.          9.86%    7.57%   10.03%      N/A*
--------------------------------------------------------------------------------

  * For comparative purposes, the value of the index on 10/01/94 is used as the beginning value on 10/03/94.

EXPENSES AND FEES

Expenses and Fees
As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. With one option (In-vestor A Shares) you pay a one-

These returns assume payment of applicable sales charges.

time front-end transaction fee each time you buy shares. The other options (In-vestor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contin-gent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Front-End Sales Charge*     4.5%    0.0%    0.0%
(as percentage of offering price)
Maximum Deferred Sales Charge       0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 120 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                A Shares B Shares C Shares

Advisory Fees                            .50%     .50%     .50%
Distribution and service (12b-1) fees    .50%    1.15%    1.15%
Other expenses                           .73%     .73%     .73%
Total annual fund operating expenses    1.73%    2.38%    2.38%
Fee waivers and expense reimbursements*  .66%     .56%     .56%
Net Expenses*                           1.07%    1.82%    1.82%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. In addition, BlackRock Distributors, Inc., the fund's distributor, has contractually agreed to waive all 12b-1 distribution fees on Investor A Shares (otherwise payable at the maximum annual rate of .10% of average daily net assets) for the next year. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.







  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above), redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $554  $  910  $1,287  $2,347
B Shares**
   Redemption     $635  $1,039  $1,420  $2,435***
B Shares
   No Redemption  $185  $  689  $1,220  $2,435***
C Shares**
   Redemption     $285  $  689  $1,220  $2,674
C Shares
   No Redemption  $185  $  689  $1,220  $2,674

  *Reflects imposition of sales charge.
 **Reflects deduction of CDSC.
*** Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

Fund Management
The co-managers of the fund are Robert Kapito, Vice Chairman of BlackRock Financial Management, Inc. (BFM) since 1988, Scott Amero, Managing Director of BFM since 1990 and Michael Lustig, Director of BFM since 1989. They have all co-managed the fund since 1995.
36

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                  Government Income Portfolio

                                       INVESTOR A
                                         SHARES
--------------------------------------------------------------------------------
                                                                For the
                                                                 Period
                            Year        Year        Year       10/03/94/1
                            Ended       Ended       Ended      / through
                           9/30/98     9/30/97     9/30/96      9/30/95
Net asset value
 at beginning of
 period                    $10.49      $10.20      $10.68        $10.00
                           ------      ------      ------        ------
Income from
 investment
 operations
 Net investment
  income                     0.53        0.73        0.68          0.55
 Net gain (loss)
  on investments
  (both realized
  and unrealized)            0.54        0.30       (0.22)         0.68
                           ------      ------      ------        ------
 Total from
  investment
  operations                 1.07        1.03        0.46          1.23
                           ------      ------      ------        ------
Less
 distributions
 Distributions
  from net
  investment
  income                    (0.61)      (0.74)      (0.66)        (0.55)
 Distributions
  from net
  realized
  capital gains             (0.11)        - -       (0.28)          - -
                           ------      ------      ------        ------
 Total
  distributions             (0.72)      (0.74)      (0.94)        (0.55)
                           ------      ------      ------        ------
Net asset value
 at end of period          $10.84      $10.49      $10.20        $10.68
                           ======      ======      ======        ======
Total return/3/             11.13%      10.48%       4.43%        14.27%
Ratios/Supplemental
 data
 Net assets at
  end of period
  (in thousands)           $6,045      $4,876      $3,651        $2,990
 Ratios of
  expenses to
  average net
  assets
 After
  advisory/administration
  fee waivers                1.05%/4/    1.02%/4/    0.91%/4/      0.37%/2/, /4/
 Before
  advisory/administration
  fee waivers                1.63%       1.74%       1.67%         1.81%/2/
 Ratios of net
  investment
  income to
  average net
  assets
 After
  advisory/administration
  fee waivers                5.86%       8.02%       8.59%         6.89%/2/
 Before
  advisory/administration
  fee waivers                5.28%       7.30%       7.83%         5.44%/2/
Portfolio
 turnover rate                477%        393%        434%          258%

                                                  INVESTOR B                              INVESTOR
                                                    SHARES                                C SHARES
                           ------------------------------------------------------ -----------------------------
                             Year        Year        Year          Year              Year         Year
                             Ended       Ended       Ended         Ended             Ended        Ended
                            9/30/98     9/30/97     9/30/96       9/30/95           9/30/98      9/30/97
Net asset value
 at beginning of
 period                    $ 10.49     $ 10.20      $10.68       $ 10.00          $10.49        $10.30
                           ----------- ----------- ----------- ------------------ ----------- -----------------
Income from
 investment
 operations
 Net investment
  income                      0.54        0.66        0.60          0.50            0.51          0.37
 Net gain (loss)
  on investments
  (both realized
  and unrealized)             0.50        0.30       (0.21)         0.68            0.53          0.20
                           ----------- ----------- ----------- ------------------ ----------- -----------------
 Total from
  investment
  operations                  1.04        0.96        0.39          1.18            1.04          0.57
                           ----------- ----------- ----------- ------------------ ----------- -----------------
Less
 distributions
 Distributions
  from net
  investment
  income                     (0.58)      (0.67)      (0.59)        (0.50)          (0.58)        (0.38)
 Distributions
  from net
  realized
  capital gains              (0.11)        - -       (0.28)          - -           (0.11)          - -
                           ----------- ----------- ----------- ------------------ ----------- -----------------
 Total
  distributions              (0.69)      (0.67)      (0.87)        (0.50)          (0.69)        (0.38)
                           ----------- ----------- ----------- ------------------ ----------- -----------------
Net asset value
 at end of period          $ 10.84     $ 10.49      $10.20       $ 10.68          $10.84        $10.49
                           =========== =========== =========== ================== =========== =================
Total return/3/              10.31%       9.66%       3.68%        13.52%          10.31%         5.64%
Ratios/Supplemental
 data
 Net assets at
  end of period
  (in thousands)           $25,165     $14,796     $11,119       $10,188          $1,551        $  849
 Ratios of
  expenses to
  average net
  assets
 After
  advisory/administration
  fee waivers                 1.80%/4/    1.77%/4/    1.64%/4/      1.05%/2/, /4/   1.80%/4/      1.70%/2/, /4/
 Before
  advisory/administration
  fee waivers                 2.38%       2.49%       2.40%         2.50%/2/        2.38%         2.42%/2/
 Ratios of net
  investment
  income to
  average net
  assets
 After
  advisory/administration
  fee waivers                 5.03%       7.26%       7.81%         6.17%/2/        4.98%         7.11%/2/
 Before
  advisory/administration
  fee waivers                 4.45%       6.54%       7.05%         4.72%/2/        4.40%         6.39%/2/
Portfolio
 turnover rate                 477%        393%        434%          258%            477%          393%

-------------------------------------------------------------
/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected.
/4/Including interest expense, ratios for the Investor A, Investor B and Investor C Shares would have been 1.46%, 2.01% and 2.14%, respectively, for the year ended September 30, 1998, 1.41%, 2.14% and 3.24%, respectively, for the year ended September 30, 1997, 2.96% and 3.69%, respectively, for the year ended September 30, 1996, and 0.92% and 1.60%, respectively, for the period ended September 30, 1995.

[GRAPHIC     BlackRock
 APPEARS     GNMA
 HERE]       Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in securities issued by the Government National Mortgage Association (GNMA) as well as other U.S. Government securities in the five to ten year maturity range. The fund normally invests at least 80% of its total assets in bonds (including U.S. Treasuries and agency securities and mortgage-backed and asset-backed securi-
ties) and at least 65% of its total assets in GNMA securities.

Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund manager to be of similar quality.

Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund measures its per-formance against the Lehman GNMA Index (the benchmark).

If a security falls below the highest rating, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.


  IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card
 receivables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pool of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 GNMA Securities: Secu-
 rities issued by the
 Government National
 Mortgage Association
 (GNMA). These securi-
 ties represent inter-
 ests in pools of resi-
 dential mortgage loans
 originated by private
 lenders and pass income
 from the initial debt-
 ors (homeowners)
 through intermediaries
 to investors. GNMA
 securities are backed
 by the full faith and
 credit of the U.S. Gov-
 ernment.

 Lehman GNMA Index: An
 unmanaged index com-
 prised of mortgage-
 backed pass through
 securities of the Gov-
 ernment National Mort-
 gage Association
 (GNMA).

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

KEY RISKS

Key Risks
While the fund manager chooses bonds he believes can provide above average cur-rent income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund.

In addition to GNMA securities, the fund may make investments in other residen-tial and commercial mortgage-backed securities and other asset-backed securi-ties. The characteristics of mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage-or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

  IMPORTANT DEFINITIONS


 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility, which is defined as the character-istic of a security or a market to fluctuate significantly in price within a short period of time. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

Securities loans involve the risk of a delay in receiving additional collat-eral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, Black-Rock, the fund's investment adviser, is currently working to avoid such prob-lems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securi-ties markets generally.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
40

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman GNMA Index, a recognized unmanaged index of bond market performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before the fund was launched is based upon per-formance for a predecessor common trust fund which transferred its assets and liabilities to the fund. The fund was launched in May 1998.

As of 12/31         Investor A Shares
--------------------------------------------------------------------------------
A N N U A L   T O T A L   R E T U R N S
--------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]

                  Best Quarter    Q2 '95: 5.71%

                  Worst Quarter   Q1 '94: -3.77%

              91      92       93       94       95       96      97      98
           ------   ------   ------   ------   ------   -----   -----   ------
           15.49%    6.22%    7.36%   -3.99%   17.18%   4.23%   9.19%    7.05%


As of 12/31/98
--------------------------------------------------------------------------------
A V E R A G E   A N N U A L   T O T A L   R E T U R N S
--------------------------------------------------------------------------------
                                                             Since   Inception
                                1 Year  3 Years   5 Years  Inception    Date
--------------------------------------------------------------------------------
  GNMA; Inv A                    2.81%    5.35%    5.65%     7.39%    05/31/90
--------------------------------------------------------------------------------
  GNMA; Inv B                    1.49%    4.75%    5.29%     7.11%    05/31/90
--------------------------------------------------------------------------------
  GNMA; Inv C                    5.21%    6.00%    5.72%     7.11%    05/31/90
--------------------------------------------------------------------------------
  Lehman GNMA Index              6.92%    7.31%    7.33%     8.09%      N/A*
--------------------------------------------------------------------------------

* For comparative purposes, the value of the index on 06/01/90 is used as the beginning value on 05/31/90.

 These returns assume payment of applicable sales charge.

EXPENSES
AND FEES

Expenses and Fees
As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. With one option (In-vestor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Front-End Sales
 Charge*                         4.0%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge    0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 120 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.



Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                A Shares B Shares C Shares

Advisory Fees                     .55%     .55%     .55%
Distribution and service (12b-
 1) fees                          .50%    1.15%    1.15%
Other expenses*                   .49%     .49%     .49%
Total annual fund operating
 expenses                        1.54%    2.19%    2.19%
Fee waivers and expense
 reimbursements**                 .47%     .37%     .37%
Net Expenses**                   1.07%    1.82%    1.82%

  * "Other expenses" are based on estimated amounts for the current fiscal year.
 ** BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. In addition, BlackRock Distributors, Inc., the fund's distributor, has contractually agreed to waive all 12b-1 distribution fees on Investor A Shares (otherwise payable at the maximum annual rate of .10% of average daily net assets) for the next year. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above), redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years

A Shares*         $505  $  823
B Shares**
   Redemption     $635  $1,000
B Shares
   No Redemption  $185  $  650
C Shares**
   Redemption     $285  $  650
C Shares
   No Redemption  $185  $  650

  *Reflects imposition of sales charge.
 **Reflects deduction of CDSC.

Fund Management
The co-managers of the fund are Robert Kapito, Vice Chairman of BlackRock Financial Management, Inc. (BFM) since 1988, Scott Amero, Managing Director of BFM since 1990, and Michael Lustig, Director of BFM since 1989. They have all co-managed the fund since inception.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the period indicated. Certain information reflects results for a sin-gle fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                                        GNMA Portfolio

                              INVESTOR         INVESTOR         INVESTOR
                              A SHARES         B SHARES         C SHARES
                               For the          For the          For the
                               Period           Period           Period
                              5/18/98/1        5/18/98/1        5/18/98/1
                              / through        / through        / through
                               9/30/98          9/30/98          9/30/98
Net asset value at beginning
 of period                     $10.00           $10.00           $10.00
                               ------           ------           ------
Income from investment
 operations
 Net investment income           0.20             0.17             0.23
 Net gain (loss) on
  investments (both realized
  and unrealized)                0.11             0.11             0.05
                               ------           ------           ------
  Total from investment
   operations                    0.31             0.28             0.28
                               ------           ------           ------
Less distributions
 Distributions from net
  investment income             (0.20)           (0.17)           (0.17)
 Distributions from net
  realized capital gains          - -              - -              - -
                               ------           ------           ------
  Total distributions           (0.20)           (0.17)           (0.17)
                               ------           ------           ------
Net asset value at end of
 period                        $10.11           $10.11           $10.11
                               ======           ======           ======
Total return/3/                  3.12%            2.85%            2.85%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)               $  535           $  166           $  - -
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                    1.06%/2/,/4/     1.70%/2/,/4/     0.57%/2/,/4/
 Before
  advisory/administration
  fee waivers                    1.43%/2/         2.07%/2/         0.94%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                    5.69%/2/         4.53%/2/         5.26%/2/
 Before
  advisory/administration
  fee waivers                    5.32%/2/         4.16%/2/         4.90%/2/
Portfolio turnover rate            56%              56%              56%

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected.
/4/Including interest expense, ratios for the Investor A, Investor B and
  Investor C Shares would have been 1.10%, 1.73% and 0.08%, respectively, for the year ended September 30, 1998.
44

[GRAPHIC     BlackRock
 APPEARS     Managed Income
 HERE]       Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in investment grade bonds in the five to ten year maturity range. The fund normally invests at least 80% of its total assets in bonds and only buys securities rated invest-ment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality. The fund may invest up to 10% of its total assets in bonds of foreign issuers.

The management team evaluates categories of the bond market and individual bonds within those categories. The manager selects bonds from several catego-ries including: U.S. Treasuries and agency securities, commercial and residen-tial mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund measures its per-formance against the Lehman Brothers Aggregate Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to increase returns. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future.

  IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pools of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time. Secu-
 rities rated in the
 fourth highest category
 by the rating agencies
 are considered invest-
 ment grade but they are
 also considered specu-
 lative, meaning that
 they carry more risk
 than higher rated secu-
 rities and may have
 problems making princi-
 pal and interest pay-
 ments in difficult eco-
 nomic climates.
 Investment grade rat-
 ings do not guarantee
 that bonds will not
 lose value.

 Lehman Brothers Aggre-
 gate Index: An unman-
 aged index comprised of
 more than 5,000 taxable
 bonds. This is an index
 of investment grade
 bonds; all securities
 included must be rated
 investment grade by
 Moody's or Standard &
 Poor's.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The Fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

KEY RISKS

Key Risks
While the fund manager chooses bonds he believes can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securi-ties may normally be prepaid at any time, which will reduce the yield and mar-ket value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepay-ment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies

  IMPORTANT DEFINITIONS

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

and authorities are supported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility, which is defined as the characteristic of a security or a market to fluctuate significantly in price within a short period of time. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

The fund may invest up to 10% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation or expropriation and more difficulty obtaining information on foreign securities or companies. In addi-tion, a portfolio of foreign securities may be harder to sell and may be sub-ject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to reshape financial markets, banking sys-tems and monetary policies in Europe and other parts of the world. While it is impossible to predict the impact of the "Euro," it is possible that it could increase volatility in financial markets worldwide which could hurt the value of shares of the fund.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on

January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A and B Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Aggregate Index, a recognized unmanaged index of bond market performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor Shares were launched is based upon performance for older share classes of the fund. Investor A Shares were launched in February 1992 and Investor B Shares were launched in July 1997. The actual return of Investor Shares would have been lower than shown because Investor Shares have higher expenses than these older classes. Also, the actual return of Investor B Shares would have been lower compared to Investor A Shares.

As of 12/31         Investor A Shares
--------------------------------------------------------------------------------
A N N U A L   T O T A L   R E T U R N S
--------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]

                  Best Quarter    Q3 '91: 5.78%

                  Worst Quarter   Q1 '94: -3.50%


     90       91      92       93       94       95       96      97      98
  ------   ------   ------   ------   ------   ------   -----   -----   ------
   8.30%   14.96%    5.91%   11.50%   -4.90%   16.94%   2.95%   8.95%    6.79%


As of 12/31/98
--------------------------------------------------------------------------------
A V E R A G E   A N N U A L   T O T A L   R E T U R N S
--------------------------------------------------------------------------------
                                                            Since   Inception
                               1 Year  3 Years   5 Years  Inception    Date
--------------------------------------------------------------------------------
 Managed Income;  Inv A         2.01%    4.57%    4.93%     7.19%    11/01/89
--------------------------------------------------------------------------------
 Managed Income;  Inv B         1.23%    4.60%    5.27%     7.61%    11/01/89
--------------------------------------------------------------------------------
 Lehman  Aggregate              8.69%    7.29%    7.27%     8.66%      N/A
--------------------------------------------------------------------------------

These returns assume payment of applicable sales charges.

EXPENSES AND FEES

Expenses and Fees
As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. With one option (In-vestor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Front-End Sales
 Charge*                         4.5%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge    0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 120 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                A Shares B Shares C Shares

Advisory Fees                              .49%     .49%     .49%
Distribution and service (12b-1) fees      .50%    1.15%    1.15%
Other expenses                             .39%     .39%     .39%
Total annual fund operating expenses      1.38%    2.03%    2.03%
Fee waivers and expense reimbursements*    .26%     .16%     .16%
Net Expenses*                             1.12%    1.87%    1.87%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. In addition, BlackRock Distributors, Inc., the fund's distributor, has contractually agreed to waive all 12b-1 distribution fees on Investor A Shares (otherwise payable at the maximum annual rate of .10% of average daily net assets) for the next year. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above), redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $559   $842   $1,146  $2,008
B Shares**
   Redemption     $640   $971   $1,278  $2,100***
B Shares
   No Redemption  $190   $621   $1,078  $2,100***
C Shares**
   Redemption     $290   $621   $1,078  $2,346
C Shares
   No Redemption  $190   $621   $1,078  $2,346

  *Reflects imposition of sales charge.
 **Reflects deduction of CDSC.
*** Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

Fund Management
The manager of the fund is Keith Anderson. He has been a Managing Director at BlackRock Financial Management, Inc. since 1988 and manager of the fund since June 1997.

  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets. "

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A or B Share Outstanding Throughout Each Period)

                               Managed Income Portfolio

                                                                                    INVESTOR
                                      INVESTOR A SHARES                             B SHARES
                                                                                            For the
                                                                                             Period
                            Year        Year        Year     Year     Year      Year       7/15/97/1/
                            Ended       Ended       Ended    Ended    Ended     Ended       through
                           9/30/98     9/30/97     9/30/96  9/30/95  9/30/94   9/30/98      9/30/97
Net asset value at
 beginning of period       $ 10.41     $ 10.09      $10.38  $  9.79  $ 11.18   $10.41        $10.39
                           -------     -------     -------  -------  -------   ------        ------
Income from investment
 operations
 Net investment income        0.59        0.65        0.59     0.60     0.57     0.52          0.09
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                 0.29        0.31       (0.20)    0.60    (1.19)    0.29          0.02
                           -------     -------     -------  -------  -------   ------        ------
 Total from investment
  operations                  0.88        0.96        0.39     1.20    (0.62)    0.81          0.11
                           -------     -------     -------  -------  -------   ------        ------
Less distributions
 Distributions from net
  investment income          (0.60)      (0.64)      (0.58)   (0.60)   (0.60)   (0.53)        (0.09)
 Distribution in excess
  of net investment
  income                       - -         - -         - -    (0.01)   (0.02)     - -           - -
 Distributions from net
  realized capital gains     (0.05)        - -       (0.10)     - -    (0.14)   (0.05)          - -
 Distributions in excess
  of net realized gains        - -         - -         - -      - -    (0.01)     - -           - -
                           -------     -------     -------  -------  -------   ------        ------
 Total distributions         (0.65)      (0.64)      (0.68)   (0.61)   (0.77)   (0.58)        (0.09)
                           -------     -------     -------  -------  -------   ------        ------
Net asset value at end of
 period                    $10.64      $ 10.41     $ 10.09  $ 10.38  $  9.79   $10.64        $10.41
                           =======     =======     =======  =======  =======   ======        ======
Total return/3/               8.74%       9.74%       3.83%   12.74%   (5.76)%   7.94%         1.35%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $14,897     $15,230     $11,193  $11,977  $10,921   $4,639        $  468
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                 1.10%/4/    1.05%/4/    1.05%    1.05%    1.00%    1.82%/4/      1.31%/2/,/4/
 Before
  advisory/administration
  fee waivers                 1.28%       1.30%       1.29%    1.25%    1.22%    2.00%         1.56%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                 6.44%       6.54%       5.67%    5.96%    5.66%    5.32%         4.68%/2/
 Before
  advisory/administration
  fee waivers                 6.26%       6.29%       5.44%    5.76%    5.44%    5.14%         4.43%/2/
Portfolio turnover rate        376%        428%        638%     203%      61%     376%          428%

                               ------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected.
/4/Including interest expense, ratios for Investor A and Investor B Shares would have been 1.90% and 2.43%, respectively, for the year ended September 30, 1998, 1.41% and 2.14% respectively, for the year ended September 30, 1997. For the periods prior to September 30, 1997, interest income was pre-sented net of interest expense.

[GRAPHIC     BlackRock
 APPEARS     International Bond
 HERE]       Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in bonds of foreign issuers in the five to fifteen year maturity range. The fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in bonds of a diversified group of foreign issuers from at least three devel-oped countries. The fund may invest more than 25% of its total assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The Fund may from time to time invest in bonds of issuers in emerging market countries. The fund may also invest in foreign currencies. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates categories of the bond markets of various world economies and seeks individual securities within those categories. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund measures its performance against the Salomon Non-U.S. Hedged World Government Bond Index (the bench-mark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to

  IMPORTANT DEFINITIONS


 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time. Secu-
 rities rated in the
 fourth highest category
 by the rating agencies
 are considered invest-
 ment grade but they are
 also considered specu-
 lative, meaning that
 they carry more risk
 than higher rated secu-
 rities and may have
 problems making princi-
 pal and interest pay-
 ments in difficult eco-
 nomic climates.
 Investment grade rat-
 ings do not guarantee
 that bonds will not
 lose value.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

increase returns. The fund may also enter into interest rate or foreign cur-rency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The Fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

KEY RISKS

Key Risks
While the fund manager chooses bonds he believes can provide above average cur-rent income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Three of the main risks of investing in the fund are interest rate risk, credit risk and the risks associated with investing in bonds of foreign issuers. Typi-cally, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possi-bility that the issuer of the bond will not be able to make principal and interest payments.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation or expropriation and more difficulty obtaining information on foreign securities or companies. In addi-tion, a portfolio of foreign securities may be harder to sell and may be sub-ject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

  IMPORTANT DEFINITIONS


 Salomon Non-U.S. Hedged
 World Government Bond
 Index: An unmanaged
 index that tracks the
 performance of 13 gov-
 ernment bond markets:
 Australia, Austria,
 Belgium, Canada, Den-
 mark, France, Germany,
 Italy, Japan, the Neth-
 erlands, Spain, Sweden
 and the United Kingdom.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, polit-ical and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropri-ation of assets and the existence of smaller, more volatile and less regulated markets may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

Investing a significant portion of assets in one country makes the fund more dependent upon the political and economic circumstances of a particular coun-try than a mutual fund that is more widely diversified. For example, the Japa-nese economy (especially Japanese banks, securities firms and insurance compa-nies) has experienced considerable difficulty recently. In addition, the Japanese Yen has gone up and down in value versus the U.S. dollar. Japan may also be affected by recent turmoil in other Asian countries. The ability to concentrate in Canada, France, Germany and the United Kingdom may make the fund's performance more dependent on developments in those countries.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to reshape financial markets, banking sys-tems and monetary policies in Europe and other parts of the world. While it is impossible to predict the impact of the "Euro," it is possible that it could increase volatility in financial markets worldwide which could hurt the value of shares of the fund.

The fund's expenses can be expected to be higher than those of funds investing primarily in domestic securities because the costs related to investing abroad are usually higher than domestic expenses.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility, which is defined as the characteristic of a security or a market to fluctuate significantly in price within a short period of time. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

Forward foreign currency exchange do not eliminate fluctuations in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. These strategies can have the effect of reducing returns and minimizing opportunities for gain.
54

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Salomon Non-U.S. Hedged World Government Bond Index, a recognized unmanaged index of bond market performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indica-tion of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor Shares were launched is based upon performance for older share classes of the fund. Investor A and B Shares were launched in April 1996 and Investor C Shares were launched in September 1996. The actual return of Investor Shares would have been lower than shown because Investor Shares have higher expenses than these older classes. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares.

As of 12/31         Investor A Shares
--------------------------------------------------------------------------------
A N N U A L   T O T A L   R E T U R N S
--------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]

                  Best Quarter    Q1 '95: 8.40%

                  Worst Quarter   Q2 '94: -2.06%

The bars for 1992-1996
are based upon performance
for Service Shares of the fund.


               92       93       94       95       96      97      98
             ------   ------   ------   ------   -----   -----   ------
              6.17%   15.31%   -3.71%   20.02%  10.26%   9.75%   10.97%


As of 12/31/98
--------------------------------------------------------------------------------
A V E R A G E   A N N U A L   T O T A L   R E T U R N S
--------------------------------------------------------------------------------
                                                             Since   Inception
                                1 Year  3 Years   5 Years  Inception    Date
--------------------------------------------------------------------------------
  International Bond; Inv A      2.37%    4.43%    4.66%     4.29%    07/01/91
--------------------------------------------------------------------------------
  International Bond; Inv B      1.16%    4.40%    4.96%     4.77%    07/01/91
--------------------------------------------------------------------------------
  International Bond; Inv C      4.87%    5.64%    5.39%     4.97%    07/01/91
--------------------------------------------------------------------------------
  Salomon Non-U.S. Hedged Govt. 11.54%   11.48%    9.41%    10.06%      N/A
--------------------------------------------------------------------------------

These returns assume payment of applicable sales charges.

Expenses and Fees

Expenses and Fees As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. With one option (In-vestor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Front-End Sales Charge*     5.0%    0.0%    0.0%
(as percentage of offering price)
Maximum Deferred Sales Charge       0.0%    4.5%**  1.00%***
(as percentage of offering price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 120 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                A Shares B Shares C Shares

Advisory Fees                            .55%     .55%     .55%
Distribution and service (12b-1) fees    .50%    1.15%    1.15%
Other expenses                           .68%     .68%     .68%
Total annual fund operating expenses    1.73%    2.38%    2.38%
Fee waivers and expense reimbursements*  .23%     .13%     .13%
Net Expenses*                           1.50%    2.25%    2.25%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense lim-its. In addition, BlackRock Distributors, Inc., the fund's distributor, has contractually agreed to waive all 12b-1 distribution fees on Investor A Shares (otherwise payable at the maximum annual rate of .10% of average daily net assets) for the next year. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.







  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above), redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $645  $  996  $1,371  $2,421
B Shares**
   Redemption     $678  $1,080  $1,459  $2,469***
B Shares
   No Redemption  $228  $  730  $1,259  $2,469***
C Shares**
   Redemption     $328  $  730  $1,259  $2,706
C Shares
   No Redemption  $228  $  730  $1,259  $2,706

  *Reflects imposition of sales charge.
 **Reflects deduction of CDSC.
*** Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

Fund Management
The fund's manager is Andrew Gordon, a Managing Director at BlackRock Financial Management, Inc. (BFM) since 1996. Prior to joining BFM he was responsible for non-dollar (international) research at Barclay Investments from 1994 to 1996 and at CS First Boston from 1986 to 1994. He has served as fund manager since 1997.
58

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

Financial Highlights
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                       International Bond Portfolio

                               INVESTOR A SHARES                        INVESTOR B SHARES
                           ------------------------------------------------------------------------------
                                                        For the                                  For the
                                                        Period                                   Period
                            Year        Year           4/22/96/1/    Year        Year           4/19/96/1/
                            Ended       Ended           through      Ended       Ended           through
                           9/30/98     9/30/97          9/30/96     9/30/98     9/30/97          9/30/96
Net asset value at
 beginning of period       $10.95      $11.71           $11.37      $10.95      $11.71           $11.36
                           ------      ------           ------      ------      ------           ------
Income from investment
 operations
 Net investment income       0.47        1.10             0.26        0.40        1.06             0.22
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                0.76        0.05             0.32        0.75         - -             0.33
                           ------      ------           ------      ------      ------           ------
  Total from investment
   operations                1.23        1.15             0.58        1.15        1.06             0.55
                           ------      ------           ------      ------      ------           ------
Less distributions
 Distributions from net
  investment income         (0.52)      (1.42)           (0.24)      (0.43)      (1.33)           (0.20)
 Distributions from net
  realized capital
  gains                     (0.42)      (0.49)             - -       (0.42)      (0.49)             - -
                           ------      ------           ------      ------      ------           ------
  Total distributions       (0.94)      (1.91)           (0.24)      (0.85)      (1.82)           (0.20)
                           ------      ------           ------      ------      ------           ------
Net asset value at end
 of period                 $11.24      $10.95           $11.71      $11.24      $10.95           $11.71
                           ======      ======           ======      ======      ======           ======
Total return/3/             11.98%      11.02%            5.13%      11.15%      10.11%            4.90%
Ratios/Supplemental
 data
 Net assets at end of
  period
  (in thousands)           $1,705      $1,015           $  176      $1,512      $  979           $  136
 Ratios of expenses to
  average
  net assets
 After
  advisory/administration
  fee waivers                1.48%/4/    1.42%/3/,/4/     1.45%/2/    2.22%/4/    2.12%/3/,/4/     2.09%/2/
 Before
  advisory/administration
  fee waivers                1.63%       1.52%            1.86%/2/    2.37%       2.22%            2.49%/2/
 Ratios of net
  investment income to
  average net assets
 After
  advisory/administration
  fee waivers                3.59%       4.49%            5.29%/2/    2.83%       3.65%            4.61%/2/
 Before
  advisory/administration
  fee waivers                3.44%       4.39%            4.88%/2/    2.68%       3.55%            4.21%/2/
Portfolio turnover rate       225%        272%             108%        225%        272%             108%

                                    INVESTOR C SHARES
                           ---------------------------------------
                                                     For the
                                                     Period
                            Year        Year        4/19/96/1/
                            Ended       Ended        through
                           9/30/98     9/30/97       9/30/96
Net asset value at
 beginning of period       $10.95      $11.71           $11.58
                           ----------- --------------- ------------
Income from investment
 operations
 Net investment income       0.54        1.15             0.02
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                0.61       (0.09)            0.12
                           ----------- --------------- ------------
  Total from investment
   operations                1.15        1.06             0.14
                           ----------- --------------- ------------
Less distributions
 Distributions from net
  investment income         (0.43)      (1.33)           (0.01)
 Distributions from net
  realized capital
  gains                     (0.42)      (0.49)             - -
                           ----------- --------------- ------------
  Total distributions       (0.85)      (1.82)           (0.01)
                           ----------- --------------- ------------
Net asset value at end
 of period                 $11.24      $10.95           $11.71
                           =========== =============== ============
Total return/3/             11.15%      10.13%            1.24%
Ratios/Supplemental
 data
 Net assets at end of
  period
  (in thousands)           $1,249      $  474           $   19
 Ratios of expenses to
  average
  net assets
 After
  advisory/administration
  fee waivers                2.22%/4/    2.11%/2/,/4/     1.53%/2/
 Before
  advisory/administration
  fee waivers                2.37%       2.21%            1.93%/2/
 Ratios of net
  investment income to
  average net assets
 After
  advisory/administration
  fee waivers                2.83%       3.57%            2.79%/2/
 Before
  advisory/administration
  fee waivers                2.68%       3.47%            2.38%/2/
Portfolio turnover rate       225%        272%             108%

                       --------------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected.
/4/Including interest expense, ratios for the Investor A, Investor B and Investor C Shares would have been 1.48%, 2.22% and 2.22%, respectively, for the year ended September 30, 1998, 1.42%, 2.12% and 2.11%, respectively, for the year ended September 30, 1997.
                                                                      59

[GRAPHIC     BlackRock
 APPEARS     High Yield Bond
 HERE]       Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks to provide current income by investing primarily in non-invest-ment grade bonds.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in non-investment grade bonds in the ten to fifteen year maturity range. The fund normally invests at least 80% of its total assets in bonds or convertible securities and at least 65% of its total assets in high yield bonds. The high yield secu-rities (commonly called "junk bonds") acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fund manager to be of similar quality. The fund may invest up to 10% of its total assets in bonds of foreign issuers.

The management team evaluates categories of the high yield market and individ-ual bonds within these categories. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund measures its performance against the Lehman High Yield Index (the benchmark).

To add additional diversification, the portfolio manager can invest in a wide range of securities including mezzanine investments, collateralized bond obli-gations, bank loans and mortgage-backed and asset-backed securities. The fund can also invest, to the extent consistent with its investment objective, in foreign and emerging market securities and currencies. The fund may invest in securities rated as low as "C." These securities are very risky and have uncertainties regarding the issuer's ability to make interest and principal payments.

If a security falls below the fund's minimum rating, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.


  IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.
 Bank Loans: The fund
 may invest in fixed and
 floating rate loans
 arranged through pri-
 vate negotiations
 between a company or a
 foreign government and
 one or more financial
 institutions. The fund
 considers such invest-
 ments to be debt secu-
 rities.
 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.
 Collateralized Bond
 Obligations (CBO): The
 fund many invest in
 collateralized bond
 obligations which are
 securities backed by a
 diversified pool of
 high yield securities.
 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pool of loans
 secured by commercial
 property, not residen-
 tial mortgages.
 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 High Yield Bonds: Some-
 times referred to as
 "junk bonds" these are
 debt securities, which
 are, rated less than
 investment grade (below
 the fourth highest rat-
 ing of the major rating
 agencies). These secu-
 rities generally pay
 more interest than
 higher rated securi-
 ties. The higher yield
 is an incentive to
 investors who otherwise
 may be hesitant to pur-
 chase the debt of such
 a low-rated issuer.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they also may be used to maintain liquidity, commit cash pending investment or to increase returns. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The fund currently may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

KEY RISKS

Key Risks
While the fund manager chooses bonds he believes can provide above average cur-rent income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

Non-investment grade bonds carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negative-ly, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield bonds are considered spec-ulative, meaning there is a significant risk that companies issuing these secu-rities may not be able to

  IMPORTANT DEFINITIONS


 Lehman High Yield
 Index: An unmanaged
 index that is comprised
 of issues that meet the
 following criteria: at
 least $100 million par
 value outstanding, max-
 imum credit rating of
 B1 (including defaulted
 issues) and at least
 one year to maturity.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

 Mezzanine Investments:
 These are subordinated
 debt securities which
 receive payments of
 interest and principal
 after other more senior
 security holders are
 paid. They are gener-
 ally issued in private
 placements in connec-
 tion with an equity
 security.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

repay principal and pay interest or dividends on time. In addition, other cred-itors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience finan-cial problems. They may not have enough cash to make their principal and inter-est payments. An economic downturn could also hurt the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice. The market could also be hurt by legal or tax changes.

Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

The market for bank loans may not be highly liquid and the fund may have diffi-culty selling them. These investments expose the fund to the risk of investing in both the financial institution and the underlying borrower.

The pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower inter-est rates. The lower tranches, with greater risk, pay higher interest rates.

The expenses of the fund will be higher than those of mutual funds investing primarily in investment grade securities. The costs of investing in the high yield market are usually higher for several reasons, such as the higher costs for investment research and higher commission costs.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage-or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securi-
62
ties are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes will normally be in the lower classes that have less credit protection.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility, which is defined as the characteristic of a security or a market to fluctuate significantly in price within a short period of time. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

The fund may invest up to 10% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation or expropriation and more difficulty obtaining information on foreign securities or companies. In addi-tion, a portfolio of foreign securities may be harder to sell and may be sub-ject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

In addition, political and economic structures in developing countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to reshape financial markets, banking sys-tems and monetary policies in Europe and other parts of the world. While it is impossible to predict the impact of the "Euro," it is possible that it could increase volatility in financial markets worldwide which could hurt the value of shares of the fund.

Securities loans involve the risk of a delay in receiving additional collat-eral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, Black-Rock, the fund's investment adviser, is currently working to avoid such prob-lems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securi-ties markets generally.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

EXPENSES AND FEES

Expenses and Fees
As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. With one option (In-vestor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no frontend charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B or C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                                        A Shares B Shares C Shares

Maximum Front-End Sales Charge*         5.0%    0.0%    0.0%
(as percentage of offeringn price)
Maximum Deferred Sales Charge           0.0%    4.5%**  1.00%***
(as percentage of offering price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 120 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                            A Shares B Shares C Shares


Advisory Fees                               .50%     .50%     .50%
Distribution and service (12b-1) fees       .50%    1.15%    1.15%
Other expenses*                             .40%     .40%     .40%
Total annual fund operating expenses       1.40%    2.05%    2.05%
Fee waivers and expense reimbursements**    .23%     .13%     .13%
Net Expenses**                             1.17%    1.92%    1.92%

  * "Other expenses" are based on estimated amounts for the current fiscal year.
 ** BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. In addition, BlackRock Distributors, Inc., the fund's distributor, has contractually agreed to waive all 12b-1 distribution fees on Investor A Shares (otherwise payable at the maximum annual rate of .10% of average daily net assets) for the next year. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.


The table does not reflect charges or credits which investors might incur if they invest through a financial institution.



  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above), redemp-tion at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years

A Shares*         $613   $900
B Shares**
   Redemption     $645   $980
B Shares
   No Redemption  $195   $630
C Shares**
   Redemption     $295   $630
C Shares
   No Redemption  $195   $630

  *Reflects imposition of sales charge.
 **Reflects deduction of CDSC.

Fund Management
The fund is co-managed by Dennis Schaney and Keith Anderson. Dennis Schaney is co-leader of the High Yield Team and a Managing Director of BlackRock Finan-cial Management, Inc. (BFM) since February 1998. Prior to joining BFM he was a Managing Director in the Global Fixed Income Research and Economics Department of Merrill Lynch for nine years. Keith Anderson, co-leader of the High Yield Team, has served as Managing Director of BFM since 1988. Both have co-managed the fund since its inception.
66

[GRAPHIC     BlackRock
 APPEARS     Tax-Free Income
 HERE]       Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  IMPORTANT DEFINITIONS


 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time. Secu-
 rities rated in the
 fourth highest category
 by the rating agencies
 are considered invest-
 ment grade but they are
 also considered specu-
 lative, meaning that
 they carry more risk
 than higher rated secu-
 rities and may have
 problems making princi-
 pal and interest pay-
 ments in difficult eco-
 nomic climates.
 Investment grade rat-
 ings do not guarantee
 that bonds will not
 lose value.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million, and
 issued within the last
 5 years remaining matu-
 rities of not less than
 one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

Investment Goal:
The fund seeks as high a level of current income exempt from Federal income tax as is consistent with preservation of capital.

Primary Investment Strategies:
In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriva-tive securities) the interest on which the manager believes is exempt from Fed-eral income tax (municipal securities). The fund normally invests at least 80% of its net assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of net assets can be invested in securities which are subject to regular Federal income tax or the Federal Alternative Minimum Tax. The fund emphasizes municipal securi-ties in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality. The fund intends to invest so that no more than 25% of its net assets are represented by the municipal securities of issuers located in the same state.

The management team evaluates sectors of the municipal market and individual bonds within those categories. The fund measures its performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and there-fore are subject to federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending invest-ment or to increase returns. The fund may also enter into interest rate trans-actions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

KEY RISKS

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the

  IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable invest-ments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility, which is defined as the characteris-tic of a security or a market to fluctuate significantly in price within a short period of time. The income from certain derivatives may be subject to Federal income tax. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, Black-Rock, the fund's investment adviser, is currently working to avoid such prob-lems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securi-ties markets generally.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has var-ied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Munici-pal Bond Index, a recognized unmanaged index of bond market performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.
70

The performance for the period before Investor B and C Shares were launched is based upon performance for older share classes of the fund. Investor B Shares were launched in July 1996 and Investor C Shares were launched in February 1997. The actual returns of Investor B and C Shares would have been lower than shown because Investor B and C Shares have higher expenses than these other Classes. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares.

As of 12/31         Investor A Shares
--------------------------------------------------------------------------------
A N N U A L   T O T A L   R E T U R N S
--------------------------------------------------------------------------------

                            [BAR CHART APPEARS HERE]

                  Best Quarter    Q1 '95: 8.06%

                  Worst Quarter   Q1 '94: -6.93%

              91      92       93       94       95       96      97      98
           ------   ------   ------   ------   ------   -----   -----   ------
           11.36%    8.85%   12.88%   -7.09%   17.76%   5.36%   9.61%    5.92%


As of 12/31/98
--------------------------------------------------------------------------------
A V E R A G E   A N N U A L   T O T A L   R E T U R N S
--------------------------------------------------------------------------------
                                                             Since   Inception
                                1 Year  3 Years   5 Years  Inception    Date
--------------------------------------------------------------------------------
  Tax-Free Income; Inv A         1.67%    5.47%    5.13%     7.37%    05/14/90
--------------------------------------------------------------------------------
  Tax-Free Income; Inv B         0.40%    5.03%    5.18%     7.64%    05/14/90
--------------------------------------------------------------------------------
  Tax-Free Income; Inv C         4.08%    6.28%    5.61%     7.64%    05/14/90
--------------------------------------------------------------------------------
  Lehman Municipal               6.48%    6.69%    6.23%     8.29%      N/A*
--------------------------------------------------------------------------------

* For comparative purposes, the value of the index on 05/01/90 is used as the beginning value on 05/14/90.

Expenses and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. With one option (In-vestor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

These returns assume payment of applicable sales charge.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                                     A Shares B Shares C Shares

Maximum Front-End Sales Charge*       4.0%    0.0%    0.0%
(as percentage of offering price)
Maximum Deferred Sales Charge         0.0%    4.5%**  1.00%***
(as percentage of offering price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 120 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                A Shares B Shares C Shares

Advisory Fees                     .50%     .50%     .50%
Distribution and service (12b-
 1) fees                          .50%    1.15%    1.15%
Other expenses                    .45%     .45%     .45%
Total annual fund operating
 expenses                        1.45%    2.10%    2.10%
Fee waivers and expense
 reimbursements*                  .38%     .28%     .28%
Net Expenses*                    1.07%    1.82%    1.82%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. In addition, BlackRock Distributors, Inc., the fund's distributor, has contractually agreed to waive all 12b-1 distribution fees on Investor A Shares (otherwise payable at the maximum annual rate of .10% of average daily net assets) for the next year. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above), redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $505   $804   $1,126  $2,035
B Shares**
   Redemption     $635   $981   $1,303  $2,165***
B Shares
   No Redemption  $185   $631   $1,103  $2,165***
C Shares**
   Redemption     $285   $631   $1,103  $2,409
C Shares
   No Redemption  $185   $631   $1,103  $2,409

  *Reflects imposition of sales charge.
 **Reflects deduction of CDSC.
*** Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                    Tax-Free Income Portfolio

                                      INVESTOR A SHARES                      INVESTOR B SHARES          INVESTOR C SHARES
                                                                                            For the               For the
                                                                                            Period                Period
                            Year     Year     Year     Year     Year      Year     Year    7/18/96/1     Year    2/28/97/1
                            Ended    Ended    Ended    Ended    Ended     Ended    Ended   / through     Ended   / through
                           9/30/98  9/30/97  9/30/96  9/30/95  9/30/94   9/30/98  9/30/97   9/30/96     9/30/98   9/30/97
Net asset value at
 beginning of period       $11.34   $10.84   $10.61   $10.04   $11.31    $11.34   $10.84    $10.74      $11.34    $11.04
                           ------   ------   ------   ------   ------    ------   ------    ------      ------    ------
Income from investment
 operations
 Net investment income       0.47     0.50     0.45     0.48     0.48      0.40     0.44      0.08        0.36      0.28
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                0.45     0.51     0.21     0.59    (0.93)     0.44     0.49      0.10        0.48      0.27
                           ------   ------   ------   ------   ------    ------   ------    ------      ------    ------
 Total from investment
  operations                 0.92     1.01     0.66     1.07    (0.45)     0.84     0.93      0.18        0.84      0.55
                           ------   ------   ------   ------   ------    ------   ------    ------      ------    ------
Less distributions
 Distributions from net
  investment income         (0.48)   (0.51)   (0.43)   (0.48)   (0.48)    (0.40)   (0.43)    (0.08)      (0.40)    (0.25)
 Distributions from net
  realized capital gains    (0.05)     - -      - -    (0.02)   (0.34)    (0.05)     - -       - -       (0.05)      - -
                           ------   ------   ------   ------   ------    ------   ------    ------      ------    ------
 Total distributions        (0.53)   (0.51)   (0.43)   (0.50)   (0.82)    (0.45)   (0.43)    (0.08)      (0.45)    (0.25)
                           ------   ------   ------   ------   ------    ------   ------    ------      ------    ------
Net asset value at end of
 period                    $11.73   $11.34   $10.84   $10.61   $10.04    $11.73   $11.34    $10.84      $11.73    $11.34
                           ======   ======   ======   ======   ======    ======   ======    ======      ======    ======
Total return3                8.34%    9.58%    6.94%   10.99%   (4.19)%    7.53%    8.77%     1.72%       7.53%     5.02%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $6,440   $5,530   $4,873   $6,591   $6,972    $2,034   $  926    $   10      $1,024       - -
 Ratios of expenses to
  average
  net assets
 After
  advisory/administration
  fee waivers                1.05%    1.02%    1.04%    1.00%    0.95 %    1.79%    1.75%     1.65%/2/    1.70%     1.70%2
 Before
  advisory/administration
  fee waivers                1.33%    1.37%    1.37%    1.78%    2.18 %    2.07%    2.10%     1.98%/2/    1.98%     2.05%2
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                4.17%    4.60%    4.67%    4.74%    4.53 %    3.39%    3.65%     3.84%/2/    3.19%     3.95%2
 Before
  advisory/administration
  fee waivers                3.89%    4.25%    4.35%    3.96%    3.30 %    3.11%    3.30%     3.51%/2/    2.91%     3.60%2
Portfolio turnover rate       100%     262%     268%      92%      40 %     100%     262%      268%        100%      262%

                    -----------------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected.

[GRAPHIC     BlackRock
 APPEARS     Delaware Tax-Free Income
 HERE]       Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Delaware state income tax, as is consistent with preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriva-tive securities) the interest on which the manager believes is exempt from Fed-eral income tax (municipal securities). The fund normally invests at least 65% of its total assets in municipal securities of issuers located in the state of Delaware. The fund normally invests at least 80% of its net assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of net assets can be invested in securities which are subject to regular Federal income tax or the Federal Alternative Min-imum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the man-ager to be of similar quality.

The management team evaluates sectors of the municipal market and individual bonds within those categories. The fund measures it performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and there-fore are subject to federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

  IMPORTANT DEFINITIONS


 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time. Secu-
 rities rated in the
 fourth highest category
 by the rating agencies
 are considered invest-
 ment grade but they are
 also considered specu-
 lative, meaning that
 they carry more risk
 than higher rated secu-
 rities and may have
 problems making princi-
 pal and interest pay-
 ments in difficult eco-
 nomic climates.
 Investment grade rat-
 ings do not guarantee
 that bonds will not
 lose value.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million, and
 issued within the last
 5 years remaining matu-
 rities of not less than
 one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending invest-ment or to increase returns. The fund may also enter into interest rate trans-actions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is know as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

Key Risks

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fact that the fund concentrates its investments in securities of issuers located in Delaware raises special concerns. In particular, changes in the economic conditions and governmental policies of Delaware and its political subdivisions could hurt the value of the fund's shares.

  IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corpo-rate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable invest-ments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility, which is defined as the characteris-tic of a security or a market to fluctuate significantly in price within a short period of time. The income from certain derivatives may be subject to Federal income tax. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, Black-Rock, the fund's investment adviser, is currently working to avoid such prob-lems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securi-ties markets generally.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.
78

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has var-ied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Munici-pal Bond Index, a recognized unmanaged index of bond market performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before the fund was launched is based upon per-formance for a predecessor common trust fund which transferred its assets and liabilities to the fund. The fund was launched in May 1998.


As of 12/31         Investor A Shares
--------------------------------------------------------------------------------
A N N U A L   T O T A L   R E T U R N S
--------------------------------------------------------------------------------

                            [BAR CHART APPEARS HERE]

                  Best Quarter    Q1 '95: 4.66%

                  Worst Quarter   Q1 '94: -4.71%

   89      90       91      92       93       94       95       96      97      98
-------  ------   ------   ------   ------   ------   ------   -----   -----   ------
 6.86%   6.10%    8.61%    5.25%    7.78%   -3.76%   12.55%   3.09%   5.98%    6.20%


As of 12/31/98
--------------------------------------------------------------------------------
A V E R A G E   A N N U A L   T O T A L   R E T U R N S
--------------------------------------------------------------------------------
                                                                Since  Inception
                         1 Year  3 Years   5 Years  10 Years  Inception  Date
--------------------------------------------------------------------------------
  DE Tax-Free;  Inv A     1.95%    3.66%    3.83%     5.40%     5.23%  09/30/86
--------------------------------------------------------------------------------
  DE Tax-Free;  Inv B     0.68%    3.07%    3.48%     5.05%     4.79%  09/30/86
--------------------------------------------------------------------------------
  DE Tax-Free;  Inv C     4.37%    4.31%    3.90%     5.05%     4.79%  09/30/86
--------------------------------------------------------------------------------
  Lehman Municipal        6.48%    6.69%    6.23%     8.22%     7.94%    N/A*
--------------------------------------------------------------------------------

* For comparative purposes, the value of the index on 10/01/86 is used as the beginning value on 09/30/86.

These returns assume payment of applicable sales charges.

EXPENSES
AND FEES

Expenses and Fees
As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. With one option (In-vestor A Shares) you pay a one- time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Front-End Sales
 Charge*                         4.0%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge    0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 120 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.
80

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                A Shares B Shares C Shares

Advisory Fees                     .55%     .55%     .55%
Distribution and service (12b-
 1) fees                          .50%    1.15%    1.15%
Other expenses*                   .40%     .40%     .40%
Total annual fund operating
 expenses                        1.45%    2.10%    2.10%
Fee waivers and expense
 reimbursements**                 .28%     .18%     .18%
Net Expenses**                   1.17%    1.92%    1.92%

  * "Other expenses" are based on estimated amounts for the current fiscal year.
 ** BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. In addition, BlackRock Distributors, Inc., the fund's distributor, has contractually agreed to waive all 12b-1 distribution fees on Investor A Shares (otherwise payable at the maximum annual rate of .10% of average daily net assets) for the next year. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above), redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years

A Shares*         $514   $814
B Shares**
   Redemption     $645   $991
B Shares
   No Redemption  $195   $641
C Shares**
   Redemption     $295   $641
C Shares
   No Redemption  $195   $641

  *Reflects imposition of sales charge.
 **Reflects deduction of CDSC.

  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                                         Delaware Tax-Free Income Portfolio

                                         INVESTOR     INVESTOR     INVESTOR
                                         A SHARES     B SHARES     C SHARES
                                          For the      For the      For the
                                          Period       Period       Period
                                         5/11/98/1    5/11/98/1    5/11/98/1
                                         / through    / through    / through
                                          9/30/98      9/30/98      9/30/98
Net asset value at beginning of period    $10.00       $10.00       $10.00
                                          ------       ------       ------
Income from investment operations
 Net investment income                      0.15         0.12         0.12
 Net gain (loss) on investments (both
  realized and unrealized)                  0.34         0.34         0.34
                                          ------       ------       ------
  Total from investment operations          0.49         0.46         0.46
                                          ------       ------       ------
Less distributions
 Distributions from net investment
  income                                   (0.16)       (0.13)       (0.13)
 Distributions from net realized capital
  gains                                      - -          - -          - -
                                          ------       ------       ------
  Total distributions                      (0.16)       (0.13)       (0.13)
                                          ------       ------       ------
Net asset value at end of period          $10.33       $10.33       $10.33
                                          ======       ======       ======
Total return/3/                             4.97%        4.67%        4.67%
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                              $2,546       $1,740       $  716
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                                   1.15%/2/     1.83%/2/     1.89%/2/
 Before advisory/administration fee
  waivers                                   1.33%/2/     2.01%/2/     2.07%/2/
 Ratios of net investment income to
  average net assets
 After advisory/administration fee
  waivers                                   3.68%/2/     2.89%/2/     2.81%/2/
 Before advisory/administration fee
  waivers                                   3.50%/2/     2.71%/2/     2.63%/2/
Portfolio turnover rate                       54%          54%          54%

                                         --------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected.
82

[GRAPHIC     BlackRock
 APPEARS     Ohio Tax-Free Income
 HERE]       Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Ohio state income tax, as is consistent with pres-ervation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriva-tive securities) the interest on which the manager believes is exempt from Fed-eral income tax (municipal securities). The fund normally invests at least 65% of its net assets in municipal securities of issuers located in the state of Ohio. The fund normally invests at least 80% of its net assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of net assets can be invested in securities which are subject to regular Federal income tax or the Federal Alternative Min-imum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the man-ager to be of similar quality.

The management team evaluates categories of the municipal market and individual bonds within those categories. The fund measures it performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and there-fore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strate-gies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.


  IMPORTANT DEFINITIONS


 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time. Secu-
 rities rated in the
 fourth highest category
 by the rating agencies
 are considered invest-
 ment grade but they are
 also considered specu-
 lative, meaning that
 they carry more risk
 than higher rated secu-
 rities and may have
 problems making princi-
 pal and interest pay-
 ments in difficult eco-
 nomic climates.
 Investment grade rat-
 ings do not guarantee
 that bonds will not
 lose value.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics;
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million, and
 issued within the last
 5 years remaining matu-
 rities of not less than
 one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending invest-ment or to increase returns. The fund may also enter into interest rate trans-actions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

KEY RISKS

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fact that the fund concentrates its investments in securities of issuers located in Ohio raises special concerns. In particular, changes in the eco-nomic conditions and governmental policies of Ohio and its political subdivi-sions could hurt the value of the fund's shares.

  IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of
 facilities, such as a
 water or sewer system,
 or from the proceeds of
 a special excise tax or
 other revenue source.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corpo-rate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable invest-ments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility, which is defined as the characteris-tic of a security or a market to fluctuate significantly in price within a short period of time. The income from certain derivatives may be subject to Federal income tax. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, Black-Rock, the fund's investment adviser, is currently working to avoid such prob-lems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securi-ties markets generally.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor B and C Shares were launched is based upon performance for older share classes of the fund. Investor B Shares were launched in October 1994 and Investor C Shares were launched in August 1998. The actual returns of Investor B and C Shares would have been lower than shown because Investor B and C Shares have higher expenses than these other classes. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares.


As of 12/31         Investor A Shares
--------------------------------------------------------------------------------
A N N U A L   T O T A L   R E T U R N S
--------------------------------------------------------------------------------

                            [BAR CHART APPEARS HERE]

                  Best Quarter    Q1 '95: 7.36%

                  Worst Quarter   Q1 '94: -6.15%

              93      94       95       96       97       98
            -----   ------   ------   ------   ------   -----
           10.14%   -6.51%   17.45%    3.64%    8.15%   5.86%

As of 12/31/98
--------------------------------------------------------------------------------
A V E R A G E   A N N U A L   T O T A L   R E T U R N S
--------------------------------------------------------------------------------
                                                             Since   Inception
                                1 Year  3 Years   5 Years  Inception    Date
--------------------------------------------------------------------------------
  OH Tax-Free; Inv A            1.66%    4.44%    4.58%     5.42%    12/01/92
  OH Tax-Free; Inv B            0.34%    3.85%    4.34%     5.57%    12/01/92
  OH Tax-Free; Inv C            4.02%    5.09%    4.76%     5.57%    12/01/92
  Lehman Municipal              6.48%    6.69%    6.23%     7.92%      N/A
--------------------------------------------------------------------------------

These returns assume payment of applicable sales charges.

EXPENSES
AND FEES

Expenses and Fees
As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. With one option (In-vestor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a con-tingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circum-stances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Front-End Sales
 Charge*                         4.0%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge    0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 120 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.
88

  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.



Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                A Shares B Shares C Shares

Advisory Fees                     .50%     .50%     .50%
Distribution and service (12b-
 1) fees                          .50%    1.15%    1.15%
Other expenses                    .50%     .50%     .50%
Total annual fund operating
 expenses                        1.50%    2.15%    2.15%
Fee waivers and expense
 reimbursements*                  .43%     .33%     .33%
Net Expenses*                    1.07%    1.82%    1.82%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense lim-its. In addition, BlackRock Distributors, Inc., the fund's distributor, has contractually agreed to waive all 12b-1 distribution fees on Investor A Shares (otherwise payable at the maximum annual rate of .10% of average daily net assets) for the next year. Net Expenses in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above), redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $505   $815   $1,147  $2,084
B Shares**
   Redemption     $635   $991   $1,324  $2,214***
B Shares
   No Redemption  $185   $641   $1,124  $2,214***
C Shares**
   Redemption     $285   $641   $1,124  $2,457
C Shares
   No Redemption  $185   $641   $1,124  $2,457

  *Reflects imposition of sales charge.
 **Reflects deduction of CDSC.
*** Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                   Ohio Tax-Free Income Portfolio

                                         INVESTOR A                                  INVESTOR B                   INVESTOR C
                                           SHARES                                      SHARES                       SHARES
                                                                                                      For the      For the
                                                                                                      Period        Period
                            Year     Year     Year     Year     Year      Year     Year     Year    10/13/94/1/   8/26/98/1
                            Ended    Ended    Ended    Ended    Ended     Ended    Ended    Ended     through     / through
                           9/30/98  9/30/97  9/30/96  9/30/95  9/30/94   9/30/98  9/30/97  9/30/96    9/30/95      9/30/98
Net asset value at
 beginning of period       $10.50   $10.15   $10.05   $ 9.60   $10.53    $10.50   $10.15   $10.05     $ 9.58        $10.74
                           ------   ------   ------   ------   ------    ------   ------   ------     ------        ------
Income from investment
 operations
 Net investment income       0.45     0.45     0.46     0.52     0.53      0.37     0.37     0.38       0.42          0.03
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                0.38     0.35     0.10     0.45    (0.91)     0.38     0.35     0.10       0.47          0.14
                           ------   ------   ------   ------   ------    ------   ------   ------     ------        ------
 Total from investment
  operations                 0.83     0.80     0.56     0.97    (0.38)     0.75     0.72     0.48       0.89          0.17
                           ------   ------   ------   ------   ------    ------   ------   ------     ------        ------
Less distributions
 Distributions from net
  investment income         (0.45)   (0.45)   (0.46)   (0.52)   (0.53)    (0.37)   (0.37)   (0.38)     (0.42)        (0.03)
 Distributions from net
  realized capital gains      - -      - -      - -      - -    (0.02)      - -      - -      - -        - -           - -
                           ------   ------   ------   ------   ------    ------   ------   ------     ------        ------
 Total distributions        (0.45)   (0.45)   (0.46)   (0.52)   (0.55)    (0.37)   (0.37)   (0.38)     (0.42)        (0.03)
                           ------   ------   ------   ------   ------    ------   ------   ------     ------        ------
Net asset value at end of
 period                    $10.88   $10.50   $10.15   $10.05   $ 9.60    $10.88   $10.50   $10.15     $10.05        $10.88
                           ======   ======   ======   ======   ======    ======   ======   ======     ======        ======
Total return/3/              8.05%    8.03%    5.66%   10.46%   (3.75)%    7.25%    7.23%    4.87%      9.33%         1.60%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $2,774   $2,614   $2,833   $3,303   $3,825    $1,116   $  622   $  161     $  106        $  527
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                1.06%    1.02%    0.91%    0.38%    0.10%     1.79%    1.75%    1.66%      1.17%/2/      1.71%/2/
 Before
  advisory/administration
  fee waivers                1.39%    1.53%    1.50%    1.45%    1.49%     2.12%    2.26%    2.26%      2.25%/2/      2.04%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                4.22%    4.35%    4.57%    5.42%    5.18%     3.41%    3.52%    3.80%      4.48%/2/      2.82%/2/
 Before
  advisory/administration
  fee waivers                3.89%    3.84%    3.98%    4.35%    3.79%     3.08%    3.01%    3.21%      3.41%/2/      2.49%/2/
Portfolio turnover rate        77%      87%     136%      63%      61%       77%      87%     136%        63%           77%

                   ------------------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected.
90

[GRAPHIC     BlackRock
 APPEARS     Kentucky Tax-Free Income
 HERE]       Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Kentucky state income tax, as is consistent with preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriva-tive securities) the interest on which the manager believes is exempt from Fed-eral income tax (municipal securities). The fund normally invests at least 65% of its total assets in municipal securities of issuers located in the state of Kentucky. The fund normally invests at least 80% of its net assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of net assets can be invested in securities which are subject to regular Federal income tax or the Federal Alternative Min-imum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the man-ager to be of similar quality.

The management team evaluates categories of the municipal market and individual bonds within those categories. The fund measures it performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and there-fore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strate-gies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

  IMPORTANT DEFINITIONS


 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time. Secu-
 rities rated in the
 fourth highest category
 by the rating agencies
 are considered invest-
 ment grade but they are
 also considered specu-
 lative, meaning that
 they carry more risk
 than higher rated secu-
 rities and may have
 problems making princi-
 pal and interest pay-
 ments in difficult eco-
 nomic climates.
 Investment grade rat-
 ings do not guarantee
 that bonds will not
 lose value.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million, and
 issued within the last
 5 years remaining matu-
 rities of not less than
 one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending invest-ment or to increase returns. The fund may also enter into interest rate trans-actions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The Fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

Key Risks

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fact that the fund concentrates its investments in securities of issuers located in Kentucky raises special concerns. In particular, changes in the economic conditions and governmental policies of Kentucky and its political subdivisions could hurt the value of the fund's shares.

  IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corpo-rate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable invest-ments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility, which is defined as the characteris-tic of a security or a market to fluctuate significantly in price within a short period of time. The income from certain derivatives may be subject to Federal income tax. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

Securities loans involve the risk of a delay in receiving additional collat-eral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, Black-Rock, the fund's investment adviser, is currently working to avoid such prob-lems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securi-ties markets generally.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before the fund was launched is based upon per-formance for a predecessor common trust fund which transferred its assets and liabilities to the fund. The fund was launched in May 1998.


As of 12/31         Investor A Shares
--------------------------------------------------------------------------------
A N N U A L   T O T A L   R E T U R N S
--------------------------------------------------------------------------------

                            [BAR CHART APPEARS HERE]

                  Best Quarter    Q1 '95: 5.25%

                  Worst Quarter   Q1 '94: -4.49%

   89      90       91      92       93       94       95       96      97      98
------  ------   ------   ------   ------   ------   ------   -----   -----   ------
 7.59%   7.01%    8.66%    6.79%    9.03%   -3.69%   12.90%   3.17%   6.42%    5.85%


  As of 12/31/98
--------------------------------------------------------------------------------
  A V E R A G E   A N N U A L   T O T A L   R E T U R N S
--------------------------------------------------------------------------------
                                                                Since  Inception
                         1 Year  3 Years   5 Years  10 Years  Inception  Date
--------------------------------------------------------------------------------
  KY Tax-Free;  Inv A     1.62%    3.83%    4.01%     5.91%     6.00%  11/30/87
--------------------------------------------------------------------------------
  KY Tax-Free;  Inv B     0.34%    3.25%    3.67%     5.55%     5.60%  11/30/87
--------------------------------------------------------------------------------
  KY Tax-Free;  Inv C     4.02%    4.48%    4.09%     5.55%     5.60%  11/30/87
--------------------------------------------------------------------------------
  Lehman Municipal        6.48%    6.69%    6.23%     8.22%     8.47%    N/A
--------------------------------------------------------------------------------

These returns assume payment of applicable sales charges.

Expenses and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. With one option (In-vestor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Front-End Sales
 Charge*                         4.0%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge    0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 120 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                A Shares B Shares C Shares

Advisory Fees                     .55%     .55%     .55%
Distribution and service (12b-
 1) fees                          .50%    1.15%    1.15%
Other expenses*                   .47%     .47%     .47%
Total annual fund operating
 expenses                        1.52%    2.17%    2.17%
Fee waivers and expense
 reimbursements**                 .35%     .25%     .25%
Net Expenses**                   1.17%    1.92%    1.92%

  * "Other expenses" are based on estimated amounts for the current fiscal year.
 ** BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. In addition, BlackRock Distributors, Inc., the fund's distributor, has contractually agreed to waive all 12b-1 distribution fees on Investor A Shares (otherwise payable at the maximum annual rate of .10% of average daily net assets) for the next year. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above), redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years

A Shares*         $514  $  828
B Shares**
   Redemption     $645  $1,005
B Shares
   No Redemption  $195  $  655
C Shares**
   Redemption     $295  $  655
C Shares
   No Redemption  $195  $  655

  *Reflects imposition of sales charge.
 **Reflects deduction of CDSC.

  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been man-ager since 1995.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                                         Kentucky Tax-Free Income Portfolio

                                         INVESTOR     INVESTOR     INVESTOR
                                         A SHARES     B SHARES     C SHARES
                                          For the      For the      For the
                                          Period       Period       Period
                                         5/11/98/1/   5/11/98/1/   5/11/98/1/
                                           through      through      through
                                          9/30/98      9/30/98      9/30/98
Net asset value at beginning of period    $10.00       $10.00       $10.00
                                          ------       ------       ------
Income from investment operations
 Net investment income                      0.16         0.15         0.15
 Net gain (loss) on investments (both
  realized and unrealized)                  0.31         0.29         0.29
                                          ------       ------       ------
  Total from investment operations          0.47         0.44         0.44
                                          ------       ------       ------
Less distributions
 Distributions from net investment
  income                                   (0.16)       (0.13)       (0.13)
 Distributions from net realized capital
  gains                                      - -          - -          - -
                                          ------       ------       ------
  Total distributions                      (0.16)       (0.13)       (0.13)
                                          ------       ------       ------
Net asset value at end of period          $10.31       $10.31       $10.31
                                          ======       ======       ======
Total return/3/                             4.76%        4.45%        4.45%
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                              $  975       $  - -       $  - -
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                                   1.17%/2/     0.67%/2/     0.67%/2/
 Before advisory/administration fee
  waivers                                   1.42%/2/     0.92%/2/     0.92%/2/
 Ratios of net investment income to
  average net assets
 After advisory/administration fee
  waivers                                   4.07%/2/     0.64%/2/     5.00%/2/
 Before advisory/administration fee
  waivers                                   3.82%/2/     0.39%/2/     4.75%/2/
Portfolio turnover rate                        7%           7%           7%

                                         --------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected.

[GRAPHIC     BlackRock
 APPEARS     New Jersey Tax-Free Income
 HERE]       Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, New Jersey state income tax, as is consistent with preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriva-tive securities) the interest on which the manager believes is exempt from Fed-eral income tax (municipal securities). The fund normally invests at least 65% of its net assets in municipal securities of issuers located in the state of New Jersey. The fund normally invests at least 80% of its net assets in munici-pal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of net assets can be invested in secu-rities which are subject to regular Federal income tax or the Federal Alterna-tive Minimum Tax. In addition, for New Jersey tax purposes, the fund intends to invest at least 80% of its total assets in municipal securities of issuers located in the state of New Jersey and in securities issued by the U.S. Govern-ment, its agencies and authorities. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates categories of the municipal market and individual bonds within those categories. The fund measures it performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and there-fore are subject to regular federal income tax) and may hold an unlimited amount of uninvested

  IMPORTANT DEFINITIONS


 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time. Secu-
 rities rated in the
 fourth highest category
 by the rating agencies
 are considered invest-
 ment grade but they are
 also considered specu-
 lative, meaning that
 they carry more risk
 than higher rated secu-
 rities and may have
 problems making princi-
 pal and interest pay-
 ments in difficult eco-
 nomic climates.
 Investment grade rat-
 ings do not guarantee
 that bonds will not
 lose value.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million, and
 issued within the last
 5 years remaining matu-
 rities of not less than
 one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending invest-ment or to increase returns. The fund may also enter into interest rate trans-actions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

Key Risks

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

  IMPORTANT DEFINITIONS

 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

The fact that the fund concentrates its investments in securities of issuers located in New Jersey raises special concerns. In particular, changes in the economic conditions and governmental policies of New Jersey and its political subdivisions could hurt the value of the fund's shares.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the cor-porate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obliga-tion bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal secu-rities as to the tax-free status of investments and will not do its own analy-sis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility, which is defined as the character-istic of a security or a market to fluctuate significantly in price within a short period of time. The income from certain derivatives may be subject to Federal income tax. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses lever-age. The fund will also have to pay interest on its borrowings, reducing the fund's return.

Securities loans involve the risk of a delay in receiving additional collat-eral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, Black-Rock, the fund's investment adviser, is currently working to avoid such prob-lems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securi-ties markets generally.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has var-ied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Munici-pal Bond Index, a recognized unmanaged index of bond market performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor Shares were launched is based upon performance for older share classes of the fund. Investor A Shares were launched in January 1996, Investor B Shares were launched in July 1996 and Investor C Shares were launched in December 1998. The actual return of Investor Shares would have been lower than shown because Investor Shares have higher expenses than these older classes. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares.

As of 12/31          Investor A Shares
--------------------------------------------------------------------------------
A N N U A L   T O T A L   R E T U R N S
--------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]

                        92      8.90%
  Best Quarter          93     11.58%
  Q1 '95: 6.13%         94     -4.70%
                        95     14.94%
                        96      3.44%
  Worst Quarter         97      8.08%
  Q1 '94: -5.17%        98      5.80%


The bars for 1992-1996 are
based upon performance
for Service Shares
of the fund


As of 12/31/98
----------------------------------------------------------------------------
A V E R A G E   A N N U A L   T O T A L   R E T U R N S
----------------------------------------------------------------------------
                                                          Since   Inception
                           1 Year   3 Years   5 Years   Inception    Date
----------------------------------------------------------------------------
NJ Tax-Free; Inv A          1.56%    4.33%     4.46%      6.66%    07/01/91
----------------------------------------------------------------------------
NJ Tax-Free; Inv B          0.28%    3.86%     4.50%      6.98%    07/01/91
----------------------------------------------------------------------------
NJ Tax-Free; Inv C          3.96%    5.10%     4.92%      6.98%    07/01/91
----------------------------------------------------------------------------
Lehman Municipal            6.48%    6.69%     6.23%      7.95%      N/A
----------------------------------------------------------------------------

These returns assume payment of applicable sales charges.

Expenses and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. With one option (In-vestor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Front-End Sales
 Charge*                         4.0%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge    0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 120 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                A Shares B Shares C Shares

Advisory Fees                     .50%     .50%     .50%
Distribution and service (12b-
 1) fees                          .50%    1.15%    1.15%
Other expenses                    47%      .47%     .47%
Total annual fund operating
 expenses                        1.47%    2.12%    2.12%
Fee waivers and expense
 reimbursements*                  .40%     .30%     .30%
Net Expenses*                    1.07%    1.82%    1.82%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. In addition, BlackRock Distributors, Inc., the fund's dis-tributor, has contractually agreed to waive all 12b-1 distribution fees on Investor A Shares (otherwise payable at the maximum annual rate of .10% of average daily net assets) for the next year. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above), redemp-tion at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $505   $812   $1,141  $2,071
B Shares**
   Redemption     $635   $985   $1,312  $2,185***
B Shares
   No Redemption  $185   $635   $1,112  $2,185***
C Shares**
   Redemption     $285   $635   $1,112  $2,428
C Shares
   No Redemption  $185   $635   $1,112  $2,428

  *Reflects imposition of sales charge.
 **Reflects deduction of CDSC.
*** Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A or B Share Outstanding Throughout Each Period)

                                New Jersey Tax-Free Income Portfolio

                                   INVESTOR A SHARES                      INVESTOR B SHARES
                                             For the      For the                        For the
                                             Period        Period                        Period
                            Year     Year    2/1/96      1/26/96/1/    Year     Year    7/2/96/1/
                            Ended    Ended   through      through      Ended    Ended    through
                           9/30/98  9/30/97  9/30/96      1/31/96     9/30/98  9/30/97   9/30/96
Net asset value at
 beginning of period       $11.65   $11.27   $11.61        $11.54     $11.65   $11.27    $11.15
                           ------   ------   ------        ------     ------   ------    ------
Income from investment
 operations
 Net investment income       0.50     0.51     0.34           - -       0.41     0.41      0.09
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                0.42     0.37    (0.34)         0.07       0.42     0.38      0.12
                           ------   ------   ------        ------     ------   ------    ------
 Total from investment
  operations                 0.92     0.88     0.00          0.07       0.83     0.79      0.21
                           ------   ------   ------        ------     ------   ------    ------
Less distributions
 Distributions from net
  investment income         (0.50)   (0.50)   (0.34)          - -      (0.41)   (0.41)    (0.09)
                           ------   ------   ------        ------     ------   ------    ------
 Total distributions        (0.50)   (0.50)   (0.34)          - -      (0.41)   (0.41)    (0.09)
                           ------   ------   ------        ------     ------   ------    ------
Net asset value at end of
 period                    $12.07   $11.65   $11.27        $11.61     $12.07   $11.65    $11.27
                           ======   ======   ======        ======     ======   ======    ======
Total return/3/              8.10%    7.94%   (0.01)%        0.63%      7.30%    7.14%     2.04%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $1,432   $1,548   $  894        $   14     $1,051   $  767    $   30
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                1.06%    1.02%    1.01%/2/      1.02%/2/   1.80%    1.74%     1.74%/2/
 Before
  advisory/administration
  fee waivers                1.36%    1.34%    1.33%/2/      1.36%/2/   2.10%    2.06%     2.06%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                4.26%    4.41%    4.29%/2/      2.79%/2/   3.43%    3.60%     3.48%/2/
 Before
  advisory/administration
  fee waivers                3.96%    4.09%    3.98%/2/      2.45%/2/   3.13%    3.28%     3.16%/2/
Portfolio turnover rate        24%      77%     109%           26%        24%      77%      109%

                                -----------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected in total return.
106

[GRAPHIC     BlackRock
 APPEARS     Pennsylvania Tax-Free Income
 HERE]       Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Pennsylvania state income tax, as is consistent with preservation of capital.

Primary Investment Strategies:
In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriva-tive securities) the interest on which the manager believes is exempt from Fed-eral income tax (municipal securities). The fund normally invests at least 65% of its net assets in municipal securities of issuers located in the state of Pennsylvania. The fund normally invests at least 80% of its net assets in municipal securities including both general obligation and revenue bonds from a diverse range of issuers. The other 20% of net assets can be invested in secu-rities which are subject to regular Federal income tax or the Federal Alterna-tive Minimum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates categories of the municipal market and individual bonds within those categories. The fund measures it performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and there-fore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strate-gies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

  IMPORTANT DEFINITIONS

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and
 taxing power for the
 payment of principal
 and interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time. Secu-
 rities rated in the
 fourth highest category
 by the rating agencies
 are considered invest-
 ment grade but they are
 also considered specu-
 lative, meaning that
 they carry more risk
 than higher rated secu-
 rities and may have
 problems making princi-
 pal and interest pay-
 ments in difficult eco-
 nomic climates.
 Investment grade rat-
 ings do not guarantee
 that bonds will not
 lose value.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million, and
 issued within the last
 5 years remaining matu-
 rities of not less than
 one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending invest-ment or to increase returns. The fund may also enter into interest rate trans-actions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

Key Risks

Key Risks

There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fact that the fund concentrates its investments in securities of issuers located in Pennsylvania raises special concerns. In particular, changes in the economic conditions and governmental policies of Pennsylvania and its politi-cal subdivisions could hurt the value of the fund's shares.

  IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corpo-rate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable invest-ments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility, which is defined as the characteris-tic of a security or a market to fluctuate significantly in price within a short period of time. The income from certain derivatives may be subject to Federal income tax. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, Black-Rock, the fund's investment adviser, is currently working to avoid such prob-lems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securi-ties markets generally.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor B and C Shares were launched is based upon performance for other share classes of the fund. Investor B Shares were launched in October 1994 and Investor C Shares were launched in August 1998. The actual returns of Investors B and C Shares would have been lower than shown because Investor B and C Shares have higher expenses than those older Classes. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares.

As of 12/31          Investor A Shares
--------------------------------------------------------------------------------
A N N U A L   T O T A L   R E T U R N S
--------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]

  Best Quarter          93     12.62
  Q1 '95: 7.54%         94     -7.12
                        95     17.86
                        96      4.10
  Worst Quarter         97      8.23
  Q1 '94: -6.29%        98      5.65


As of 12/31/98
----------------------------------------------------------------------------
A V E R A G E   A N N U A L   T O T A L   R E T U R N S
----------------------------------------------------------------------------
                                                          Since   Inception
                           1 Year   3 Years   5 Years   Inception    Date
----------------------------------------------------------------------------
PA Tax-Free; Inv A          1.39%    4.56%     4.59%      5.91%    12/01/92
----------------------------------------------------------------------------
PA Tax-Free; Inv B          0.59%    4.08%     4.45%      6.18%    12/01/92
----------------------------------------------------------------------------
PA Tax-Free; Inv C          4.28%    5.33%     4.87%      6.18%    12/01/92
----------------------------------------------------------------------------
Lehman Municipal            6.48%    6.69%     6.23%      7.92%      N/A
----------------------------------------------------------------------------

 These returns assume payment of applicable sales charges.

Expenses and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. With one option (In-vestor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no frontend charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Front-End Sales
 Charge*                         4.0%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge    0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 120 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                A Shares B Shares C Shares

Advisory Fees                     .50%     .50%     .50%
Distribution and service (12b-
 1) fees                          .50%    1.15%    1.15%
Other expenses                    .39%     .39%     .39%
Total annual fund operating
 expenses                        1.39%    2.04%    2.04%
Fee waivers and expense
 reimbursements*                  .32%     .22%     .22%
Net Expenses*                    1.07%    1.82%    1.82%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. In addition, BlackRock Distributors, Inc., the fund's distributor, has contractually agreed to waive all 12b-1 distribution fees on Investor A Shares (otherwise payable at the maximum annual rate of .10% of average daily net assets) for the next year. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above), redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $505   $792   $1,101  $1,975
B Shares**
   Redemption     $635   $968   $1,278  $2,106***
B Shares
   No Redemption  $185   $618   $1,078  $2,106***
C Shares**
   Redemption     $285   $618   $1,078  $2,351
C Shares
   No Redemption  $185   $618   $1,078  $2,351

  *Reflects imposition of sales charge.
 **Reflects deduction of CDSC.
*** Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.
  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and
 maintenance.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                Pennsylvania Tax-Free Income Portfolio

                                         INVESTOR A                                  INVESTOR B                   INVESTOR C
                                           SHARES                                      SHARES                       SHARES
                                                                                                      For the      For the
                                                                                                      Period        Period
                            Year     Year     Year     Year     Year      Year     Year     Year    10/03/94/1/    8/14/98
                            Ended    Ended    Ended    Ended    Ended     Ended    Ended    Ended     through      through
                           9/30/98  9/30/97  9/30/96  9/30/95  9/30/94   9/30/98  9/30/97  9/30/96    9/30/95      9/30/98
Net asset value at
 beginning of period       $ 10.77  $ 10.44  $ 10.33  $  9.82  $ 10.70   $ 10.77  $ 10.44  $10.33     $ 9.82        $11.00
                           -------  -------  -------  -------  -------   -------  -------  ------     ------        ------
Income from investment
 operations
 Net investment income        0.45     0.48     0.48     0.48     0.52      0.39     0.40    0.40       0.42          0.42
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                 0.40     0.33     0.11     0.51    (0.85)     0.41     0.33    0.11       0.51          0.15
                           -------  -------  -------  -------  -------   -------  -------  ------     ------        ------
 Total from investment
  operations                  0.85     0.81     0.59     0.99    (0.33)     0.80     0.73    0.51       0.93          0.57
                           -------  -------  -------  -------  -------   -------  -------  ------     ------        ------
Less distributions
 Distributions from net
  investment income          (0.47)   (0.48)   (0.48)   (0.48)   (0.52)    (0.42)   (0.40)  (0.40)     (0.42)        (0.42)
 Distributions from net
  realized capital gains       - -      - -      - -      - -    (0.03)      - -      - -     - -        - -           - -
                           -------  -------  -------  -------  -------   -------  -------  ------     ------        ------
 Total distributions         (0.47)   (0.48)   (0.48)   (0.48)   (0.55)    (0.42)   (0.40)  (0.40)     (0.42)        (0.42)
                           -------  -------  -------  -------  -------   -------  -------  ------     ------        ------
Net asset value at end of
 period                    $ 11.15  $ 10.77  $ 10.44  $ 10.33  $  9.82   $ 11.15  $ 10.77  $10.44     $10.33        $11.15
                           =======  =======  =======  =======  =======   =======  =======  ======     ======        ======
Total return/3/               8.04%    7.95%    5.81%   10.30%   (3.06)%    7.56%    7.12%   5.04%      9.69%         7.56%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $34,712  $32,900  $38,031  $42,775  $46,563   $17,601  $12,388  $7,974     $4,008        $  184
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                 1.01%    0.97%    1.00%    0.98%    0.41%     1.78%    1.76%   1.74%      1.57%/2/      1.58%/2/
 Before
  advisory/administration
  fee waivers                 1.25%    1.30%    1.30%    1.30%    1.01%     2.02%    2.07%   2.03%      1.89%/2/      1.82%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                 4.25%    4.54%    4.58%    4.88%    5.06%     3.46%    3.73%   3.81%      4.07%/2/      2.98%/2/
 Before
  advisory/administration
  fee waivers                 4.01%    4.23%    4.29%    4.56%    4.46%     3.22%    3.42%   3.51%      3.75%/2/      2.74%/2/
Portfolio turnover rate         43%      97%     119%      66%      30%       43%      97%    119%        66%           43%

                ---------------------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected in total return.
114

[GRAPHIC
 APPEARS
 HERE]     About Your Investment

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Buying Shares from a Registered Investment Professional

BlackRock Funds believes that investors can benefit from the advice and ongoing assistance of a registered investment professional. Accordingly, when you buy or sell BlackRock Funds Investor Shares, you may pay a sales charge, which is used to compensate your investment professional for services provided to you.

As a shareholder you pay certain fees and expenses. Shareholder fees are paid directly from your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

Your registered representative can help you to buy shares by telephone. Before you place your order make sure that you have read the prospectus and have a discussion with your registered representative about the details of your investment

--------------------------------------------------------------------------------

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every business day. A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value
(NAV) per share is $10. When you buy Investor Shares you pay the NAV/share plus the sales charge if you are purchasing Investor A Shares.

The funds' investments are valued based on market value, or where market quota-tions are not readily available, based on fair value as determined in good faith by or under the direction of the Company's Board of Trustees. Under some circumstances certain short-term debt securities will be valued using the amor-tized cost method.

Since the NAV changes daily, the price of your shares depends on the time that your order is received by the BlackRock Funds' transfer agent, whose job it is to keep track of shareholder records.

PFPC, the Company's transfer agent, will probably receive your order from your registered representative, who takes your order. However, you can also fill out a purchase application and mail it to the transfer agent with your check. Please call (800) 441-7762

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--------------------------------------------------------------------------------

for a purchase application. Purchase orders received by the transfer agent before the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day plus any applicable sales charge. NAV is calculated separately for each class of shares of each fund at 4 p.m. (Eastern time) each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Foreign securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

When you place a purchase order, you need to specify whether you want Investor A, B or C Shares. If you do not specify a class, you will receive Investor A Shares.

--------------------------------------------------------------------------------

When Must You Pay?

Payment for an order must be made by your registered representative in immedi-ately available funds by 4 p.m. (Eastern time) on the third business day fol-lowing PFPC's receipt of the order. If payment is not received by this time, the order will be cancelled and you and your registered representative will be responsible for any loss to a fund. For shares purchased directly from the transfer agent, a check payable to BlackRock Funds and bearing the name of the fund you are purchasing must accompany a completed purchase application. The Company does not accept third-party checks. You may also wire Federal funds to the transfer agent to purchase shares, but you must call PFPC at (800) 441-7762 before doing so to confirm the wiring instructions.

--------------------------------------------------------------------------------

How Much is the Minimum Investment?

The minimum investment for the initial purchase of Investor Shares is $500. There is a $50 minimum for all later investments. The Company permits a lower initial investment if you are an employee of the Company or one of its service providers or you participate in the Automatic Investment Plan in which you make regular, periodic investments through a savings or checking account. Your investment professional can advise you on how to begin an Automatic Investment Plan. The Company won't accept a purchase order of $1 million or more for Investor

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--------------------------------------------------------------------------------

B or Investor C Shares. The fund may reject any purchase order, modify or waive the minimum investment requirements and suspend and resume the sale of any share class of the Company at any time.

--------------------------------------------------------------------------------

Which Pricing Option Should You Choose?

BlackRock Funds offers different pricing options to investors in the form of different share classes. Your registered representative can help you decide which option works best for you. Through this prospectus, you can choose from Investor A, B, or C Shares.
A Shares (Front-End Load)
 . One time sales charge paid at time of purchase
 . Never a charge for redeeming shares
 . Lower ongoing fees
 . Free exchange with other A Shares in BlackRock Funds family
 . Advantage: Makes sense for investors who have long-term investment horizon because ongoing fees are less than for other Investor Share classes.
 . Disadvantage: You pay sales charge up-front, and therefore you start off owning fewer shares.

B Shares (Back-End Load)
 . No front-end sales charge when you buy shares
 . You pay sales charge when you redeem shares. It is called a contingent deferred sales charge (CDSC) and it declines over 6 years from a high of 4.5%.
 . Higher ongoing fees than A Shares
 . Free exchange with other B Shares in BlackRock Funds family
 . Automatically convert to A Shares seven years from purchase
 . Advantage: No up-front sales charge so you start off owning more shares.
 . Disadvantage: You pay higher ongoing fees than on A Shares each year you own shares, which means that you can expect lower total performance per share.

C Shares (Level Load)
 . No front-end sales charge when you buy shares
 . Contingent deferred sales charge (CDSC) of 1.00% if shares are redeemed within 12 months of purchase
 . Higher ongoing fees than A Shares
 . Free exchange with other C Shares in BlackRock Funds family

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--------------------------------------------------------------------------------

 . Advantage: No up-front sales charge so you start off owning more shares.
   These shares may make sense for investors who have a shorter investment horizon relative to A or B Shares.
 . Disadvantage: You pay higher ongoing fees than on A shares each year you own shares, which means that you can expect lower total performance per share. Shares do not convert to A Shares.

Investor B Shares received through the reinvestment of dividends and distribu-tions convert to A Shares 7 years after the reinvestment or at the same time as the conversion of the investor's most recently purchased B Shares that were not received through reinvestment (whichever is earlier).

If a shareholder acquiring Investor A Shares on or after May 1, 1998 later meets the requirements for purchasing Institutional Shares of a fund (other than due to changes in market value), then the shareholder's Investor A Shares will automatically be converted to Institutional Shares of the same fund having the same total net asset value as the shares converted.

--------------------------------------------------------------------------------

How Much is the Sales Charge?

The tables below show the schedule of sales charges that you may pay if you buy and sell Investor A, B and C Shares of a fund.

--------------------------------------------------------------------------------

Purchase of Investor A Shares

The following tables show the front-end sales charges that you may pay if you buy Investor A Shares. The offering price for Investor A Shares includes any front-end sales charge.

The following schedule of front-end sales charges and quantity discounts applies to the Low Duration Bond Portfolio.

  AMOUNT OF                SALES CHARGE AS SALES CHARGE AS
  TRANSACTION AT           % OF OFFERING   % OF NET ASSET
  OFFERING PRICE           PRICE*          VALUE*
  Less than $25,000        3.00%           3.09%
  $25,000 but less than
   $50,000                 2.75%           2.83%
  $50,000 but less than
   $100,000                2.50%           2.56%
  $100,000 but less than
   $250,000                2.00%           2.04%
  $250,000 but less than
   $500,000                1.50%           1.52%
  $500,000 but less than
   $1,000,000              1.00%           1.01%
  $1million or more        0.0%            0.0%

* There is no initial sales charge on purchases of $1,000,000 or more of Investor A shares; however you will pay a contingent deferred sales charge of 1.00% of the offering price or the net asset value of the shares on the redemption date (whichever is less) for shares redeemed within 18 months after purchase.

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The following schedule of front-end sales charges and quantity discounts applies to the Intermediate Government Bond, Intermediate Bond, Core Bond, Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Ohio Tax-Free Income, Kentucky Tax-Free Income, Delaware Tax-Free Income and GNMA Portfolios.

  AMOUNT OF                SALES CHARGE AS SALES CHARGE AS
  TRANSACTION AT           % OF OFFERING   % OF NET ASSET
  OFFERING PRICE           PRICE*          VALUE*
  Less than $25,000        4.00%           4.17%
  $25,000 but less than
   $50,000                 3.75%           3.90%
  $50,000 but less than
   $100,000                3.50%           3.63%
  $100,000 but less than
   $250,000                3.00%           3.09%
  $250,000 but less than
   $500,000                2.00%           2.04%
  $500,000 but less than
   $1,000,000              1.00%           1.01%
  $1 million or more       0.0%            0.0%

* There is no initial sales charge on purchases of $1,000,000 or more of Investor A shares; however you will pay a contingent deferred sales charge of 1.00% of the offering price or the net asset value of the shares on the redemption date (whichever is less) for shares redeemed within 18 months after purchase.

The following schedule of front-end sales charges and quantity discounts applies to the Government Income and Managed Income Portfolios.

  AMOUNT OF                SALES CHARGE AS SALES CHARGE AS
  TRANSACTION AT           % OF OFFERING   % OF NET ASSET
  OFFERING PRICE           PRICE*          VALUE*
  Less than $25,000        4.50%           4.71%
  $25,000 but less than
   $50,000                 4.25%           4.70%
  $50,000 but less than
   $100,000                4.00%           4.17%
  $100,000 but less than
   $250,000                3.50%           3.63%
  $250,000 but less than
   $500,000                2.50%           2.56%
  $500,000 but less than
   $1,000,000              1.50%           1.52%
  $1 million or more       0.0%            0.0%

* There is no initial sales charge on purchases of $1,000,000 or more of Investor A shares; however you will pay a contingent deferred sales charge of 1.00% of the offering price or the net asset value of the shares on the redemption date (whichever is less) for shares redeemed within 18 months after purchase.

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--------------------------------------------------------------------------------

The following schedule of front-end sales charges and quantity discounts applies to the International Bond Portfolio and the High Yield Bond Portfolio.

  AMOUNT OF                SALES CHARGE AS SALES CHARGE AS
  TRANSACTION AT           % OF OFFERING   % OF NET ASSET
  OFFERING PRICE           PRICE*          VALUE*
  Less than $25,000        5.00%           5.26%
  $25,000 but less than
   $50,000                 4.75%           4.99%
  $50,000 but less than
   $100,000                4.50%           4.71%
  $100,000 but less than
   $250,000                4.00%           4.17%
  $250,000 but less than
   $500,000                3.00%           3.09%
  $500,000 but less than
   $1,000,000              2.00%           2.04%
  $1 million or more       0.0%            0.0%

* There is no initial sales charge on purchases of $1,000,000 or more of Investor A shares; however you will pay a contingent deferred sales charge of 1.00% of the offering price or the net asset value of the shares on the redemption date (whichever is less) for shares redeemed within 18 months after purchase.

--------------------------------------------------------------------------------

Purchase of Investor B Shares

Investor B Shares are subject to a CDSC at the rates shown in the chart below if they are redeemed within six years of purchase. The CDSC is based on the offer-ing price or the net asset value of the B Shares on the redemption date (which-ever is less). The amount of any CDSC an investor must pay depends on the num-ber of years that elapse between the date of purchase and the date of redemption.

                                         CONTINGENT DEFERRED
                                         SALES CHARGE (AS %
                                         OF DOLLAR AMOUNT
  NUMBER OF YEARS                        SUBJECT TO THE
  ELAPSED SINCE PURCHASE                 CHARGE)
  Up to one year                         4.50%
  More than one but less than two years  4.00%
  More than two, but less than three
   years                                 3.50%
  More than three but less than four
   years                                 3.00%
  More than four but less than five
   years                                 2.00%
  More than five but less than six
   years                                 1.00%
  More than six years                    0.00%

--------------------------------------------------------------------------------

Purchase of Investor C Shares

Investor C Shares are subject to a CDSC of 1.00% if they are redeemed within 12 months after purchase. The 1.00% is based on the offering price or the net asset value of the C Shares on the redemption date (whichever is less). There is no CDSC on C Shares redeemed after 12 months.

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--------------------------------------------------------------------------------

When an investor redeems Investor B Shares or Investor C Shares, the redemption order is processed so that the lowest CDSC is charged. Investor B Shares and Investor C Shares that are not subject to the CDSC are redeemed first. After that, the Company redeems the Shares that have been held the longest.

--------------------------------------------------------------------------------

Can the Sales Charge be Reduced or Eliminated?

There are several ways in which the sales charge can be reduced or eliminated. Purchases of Investor A Shares at certain fixed dollar levels, known as "break-points," cause a reduction in the front-end sale charge. The CDSC on Investor B Shares can be reduced depending on how long you own the shares. (Schedules of these reductions are listed above in the "Purchase of Investor A Shares" and "Purchase of Investor B Shares" sections.) Purchases by certain individuals and groups may be combined in determining the sales charge on Investor A Shares. The following are also ways the sales charge can be reduced or eliminated.

--------------------------------------------------------------------------------

Right of Accumulation (Investor A Shares)

Investors have a "right of accumulation" under which the current value of an investor's existing Investor A Shares in any fund that is subject to a front-end sales charge, or the total amount of an initial investment in such shares less redemptions (whichever is greater), may be combined with the amount of the current purchase in the same fund in determining the amount of the sales charge. In order to use this right, the investor must alert the Company's transfer agent, PFPC, of the existence of previously purchased shares.

--------------------------------------------------------------------------------

Letter of Intent (Investor A Shares)

An investor may qualify for a reduced front-end sales charge immediately by signing a "Letter of Intent" stating the investor's intention to buy a speci-fied amount of Investor A Shares within the next 13 months that would, if bought all at once, qualify the investor for a reduced sales charge. The Letter of Intent may be signed anytime within 90 days after the first investment to be covered by the letter. The initial investment must meet the minimum initial purchase requirement and represent at least 5% of the total intended purchase. The investor must tell PFPC that later purchases are subject to the Letter of Intent. During the

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--------------------------------------------------------------------------------

term of the Letter of Intent, PFPC will hold Investor A Shares representing 5% of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. Any redemptions made during the term of the Letter of Intent will be subtracted from the amount of the total purchase indicated in the letter. If the full amount indicated is not purchased within the 13-month period, and the investor does not pay the higher sales load within 20 days, PFPC will redeem enough of the Investor A Shares held in escrow to pay the difference.

--------------------------------------------------------------------------------

Reinvestment Privilege (Investor A Shares)

Upon redeeming Investor A Shares, an investor has a one-time right, for a period of up to 60 days, to reinvest the proceeds in A Shares of another fund without any sales charge. To exercise this right, PFPC must be notified of the rein-vestment in writing at the time of purchase by the purchaser or his or her reg-istered representative. Investors should consult a tax adviser concerning the tax consequences of using this reinvestment privilege.

--------------------------------------------------------------------------------

Quantity Discounts (Investor A Shares)

In addition to quantity discounts for individuals which we discussed above, there are ways for you to reduce the front-end sales charge by combining your order with the orders of certain members of your family and members of certain groups you may belong to. For more information on these discounts, please con-tact PFPC at 800-441-7762 or see the SAI.

--------------------------------------------------------------------------------

Waiving the Sales Charge (Investor A Shares)

Certain investors, including some people associated with the Company and its service providers, may buy Investor A Shares without paying a sales charge. For more information on the waivers, please contact PFPC at (800) 441-7762 or see the SAI.

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

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Waiving the Contingent Deferred Sales Charge (Investor B and Investor C Shares)

The CDSC on Investor B and Investor C Shares is not charged in certain circum-stances, including share exchanges and redemptions made in connection with cer-tain retirement plans and in connection with certain shareholder services offered by the Company. For more information on these waivers, please contact PFPC at (800) 441-7762 or see the SAI.


--------------------------------------------------------------------------------

Distribution and Service Plan

The Company has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 (the Plan) that allows the Company to pay distribution and other fees for the sale of its shares and for certain services provided to its shareholders. Under the Plan, Investor Shares pay a fee (distribution fees) to BlackRock Dis-tributors, Inc. (the Distributor) or affiliates of PNC Bank for distribution and sales support services. The distribution fees may be used to pay the Dis-tributor for distribution services and to pay the Distributor and PNC Bank affiliates for sales support services provided in connection with the sale of Investor Shares. The distribution fees may also be used to pay brokers, deal-ers, financial institutions and industry professionals (Service Organizations) for sales support services and related expenses. Investor A Shares pay a maxi-mum distribution fee of .10% per year of the average daily net asset value of each fund. Investor B and C Shares pay a maximum of .75% per year. The Plan also allows the Distributor, PNC Bank affiliates and other companies that receive fees from the Company to make payments relating to distribution and sales support activities out of their past profits or other sources.

Under the Plan, the Company may enter into arrangements with Service Organiza-tions (including PNC Bank and its affiliates). Under these arrangements, Serv-ice Organizations will provide certain support services to their customers who own Investor Shares. The Company may pay a shareholder servicing fee of up to
 .25% per year of the average daily net asset value of Investor Shares owned by each Service Organization's customers. In return for that fee, Service Organi-zations may provide one or more of the following services:

    (1) Responding to customer questions on the services performed by the Service Organization and investments in Investor Shares;

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--------------------------------------------------------------------------------

    (2) Assisting customers in choosing and changing dividend options, account designations and addresses; and
    (3) Providing other similar shareholder liaison services.

For a separate shareholder processing fee of up to .15% per year of the average daily net asset value of Investor Shares owned by each Service Organization's customers, Service Organizations may provide one or more of these additional services:

    (1) Processing purchase and redemption requests from customers and plac-ing orders with the Company's transfer agent or the Distributor;
    (2) Processing dividend payments from the Company on behalf of customers;
    (3) Providing sub-accounting for Investor Shares beneficially owned by customers or the information necessary for sub-accounting; and
    (4) Providing other similar services.

Service Organizations may charge their clients additional fees for account services. Customers of Service Organizations who own Investor Shares should keep the terms and fees governing their accounts with Service Organizations in mind as they read this prospectus.

The shareholder servicing fees and shareholder processing fees payable pursuant to the Plan are fees payable for the administration and servicing of share-holder accounts and not costs which are primarily intended to result in the sale of a fund's shares.

Because the fees paid by the Company under the Plan are paid out of Company assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------

How to Sell Shares

You can redeem shares at any time (although certain verification may be required for redemptions in excess of $25,000 or in certain other cases). The Company will redeem your shares at the next net asset value (NAV) calculated after your order is received by the fund's transfer agent minus any applicable CDSC.
Except when CDSCs are applied, BlackRock Funds will

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--------------------------------------------------------------------------------

not charge for redemptions. Shares may be redeemed by sending a written redemp-tion request to BlackRock Funds c/o PFPC, P.O. Box 8907, Wilmington, DE 19899-8907.

You can also make redemption requests through your registered investment pro-fessional, who may charge for this service. Shareholders should indicate whether they are redeeming Investor A, Investor B or Investor C Shares. If a shareholder owns more than one class of a fund and does not indicate which class he or she is redeeming, the fund will redeem shares so as to minimize the CDSC charged.

Unless another option is requested, payment for redeemed shares is normally made by check mailed within seven days after PFPC receives the redemption request. If the shares to be redeemed have been recently purchased by check, PFPC may delay the payment of redemption proceeds for up to 15 days after the purchase date to make sure that the check has cleared.

--------------------------------------------------------------------------------

Expedited Redemptions

If a shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. You are responsible for any charges imposed by your bank for this service. Once autho-rization is on file, PFPC will honor requests by telephone at (800) 441-7762. The Company is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Company may refuse a telephone redemption request if it believes it is advisable to do so and may use reasonable proce-dures to make sure telephone instructions are genuine. The Company and its service providers will not be liable for any loss that results from acting upon telephone instructions that they reasonably believed to be genuine in accor-dance with those procedures. The Company may alter the terms of or terminate this expedited redemption privilege at any time. Any redemption request of $25,000 or more must be in writing.

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The Company's Rights

The Company may:
  . Suspend the right of redemption
  . Postpone date of payment upon redemption
  . Redeem shares involuntarily
  . Redeem shares for property other than cash

in accordance with its rights under the Investment Company Act of 1940.

--------------------------------------------------------------------------------

Accounts with Low Balances

The Company may redeem a shareholder's account in any fund at any time the net asset value of the account in such fund falls below the required minimum ini-tial investment as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 30 days to make additional investments before the redemption is processed.

--------------------------------------------------------------------------------

Management

BlackRock Funds' Adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 345 Park Avenue, New York, NY 10154. BlackRock is a subsidiary of PNC Bank Corp., one of the largest diversified financial services companies in the United States. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 345 Park Avenue, New York, New York 10154, acts as sub-adviser to the funds.

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--------------------------------------------------------------------------------

  IMPORTANT DEFINITIONS

 Adviser: The Adviser of
 a mutual fund is
 responsible for the
 overall investment man-
 agement of the Fund.
 The Adviser for Black-
 Rock Funds is BlackRock
 Advisors, Inc.

 Sub-Adviser: The sub-
 adviser of a fund is
 responsible for its
 day-to-day management
 and will generally make
 all buy and sell deci-
 sions. Sub-advisers
 also provide research
 and credit analysis.
 The sub-adviser for all
 the funds is BlackRock
 Financial Management,
 Inc.


For their investment advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 1998, the aggregate advisory fees paid by the funds to BlackRock as a percentage of average daily net assets were:

  Low Duration Bond             0.16%
  Intermediate Government Bond  0.30%
  Intermediate Bond             0.26%
  Core Bond                     0.18%
  Government Income             0.07%
  Managed Income                0.34%
  International Bond            0.23%
  GNMA                          0.17%
  Tax-Free Income               0.28%
  Pennsylvania Tax-Free Income  0.29%
  New Jersey Tax-Free Income    0.26%
  Ohio Tax-Free Income          0.22%
  Delaware Tax-Free Income      0.17%
  Kentucky Tax-Free Income      0.15%

The maximum annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Maximum Annual Contractual Fee Rate (Before Waivers)

                        Each Fund Except
                        Int'l Bond, GNMA, Int'l Bond, GNMA,
                        KY Tax-Free,      KY Tax-Free,
                        DE Tax Free       DE Tax-Free
                        INVESTMENT        INVESTMENT
  AVG DAILY NET ASSETS  ADVISORY FEE      ADVISORY FEE
  first $1 billion            .500%             .550%
  $1 billion--$2
   billion                    .450%             .500%
  $2 billion--$3
   billion                    .425%             .475%
  greater than $3
   billion                    .400%             .450%

BlackRock is a global money management firm with expertise in domestic and international equities, domestic and global fixed income, cash management and risk management services. BlackRock has over $120 billion in assets under man-agement and currently manages money for over half of the Fortune 100, including seven out of ten of the largest Fortune 100 companies.

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

BlackRock and the Company have entered into an expense limitation agreement. The agreement sets a limit on certain of the

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--------------------------------------------------------------------------------

operating expenses of each fund for the next year and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits (which apply to expenses charged on fund assets as a whole, but not expenses separately charged to the different share classes of a fund) as a percentage of average daily net assets are:

  Low Duration Bond             .385%
  Intermediate Government Bond  .475%
  Intermediate Bond             .435%
  Core Bond                     .380%
  Government Income             .550%
  GNMA                          .485%
  Managed Income                .485%
  International Bond            .865%
  High Yield Bond               .525%
  Tax-Free Income               .485%
  Delaware Tax-Free Income      .585%
  Ohio Tax-Free Income          .515%
  Kentucky Tax-Free Income      .585%
  New Jersey Tax-Free Income    .475%
  Pennsylvania Tax-Free Income  .470%

If in the following two years the operating expenses of a fund that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that fund, the fund is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund has more than $50 million in assets, (2) BlackRock continues to be the fund's investment adviser and (3) the Board of Trustees of the Company has approved the payments to BlackRock on a quarterly basis.

--------------------------------------------------------------------------------

Dividends and Distributions

BlackRock Funds makes two kinds of distributions to shareholders: dividends and net capital gain.

Dividends are the net investment income derived by a fund and are paid within 10 days after the end of each month. The Company's Board of Trustees may change the timing of dividend payments.

Net capital gain occurs when the fund manager sells securities at a profit. Net capital gain (if any) is distributed to shareholders at least annually at a date determined by the Company's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

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

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Taxation of Distributions

Fund dividends and distributions are taxable to investors as ordinary income or capital gains. Unless your fund shares are in an IRA or other tax-advantaged account, you are required to pay taxes on distributions whether you receive them in cash or in the form of additional shares.

Distributions paid out of a fund's "net capital gain" will be taxed to share-holders as long-term capital gains, regardless of how long a shareholder has owned shares. All other distributions will be taxed to shareholders as ordinary income.

Your annual tax statement from the Company will present in detail the tax sta-tus of your distributions for each year.

Use of the exchange privilege will be treated as a taxable event and may be subject to federal, state and local income tax.

Each of the Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Ohio Tax-Free Income, Delaware Tax-Free Income and Kentucky Tax-Free Income Portfolios intends to pay most of its dividends as exempt interest divi-dends, which means such dividends are exempt from regular federal income tax (but not necessarily other federal taxes). These dividends will generally be subject to state and local taxes. The state or municipality where you live may not charge you state and local taxes on dividends earned on certain securities. The funds will have to meet certain requirements in order for their dividends to be exempt from these federal, state and local taxes. Dividends earned on securities issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

These tax-free income funds may invest a portion of their assets in securities that generate income that is not exempt from federal, state or local income tax. Any capital gains distributed by the funds may be taxable as well.

If more than half of the total asset value of a fund is invested in foreign stock or securities, the fund may elect to "pass through" to its shareholders the amount of foreign taxes paid. In such case, each shareholder would be required to include his proportionate share of such taxes in his income and may be entitled to deduct or credit such taxes when computing his taxable income.

Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.

[GRAPHIC
 APPEARS
 HERE]    Services for Shareholders

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--------------------------------------------------------------------------------

BlackRock Funds offers shareholders many special features which can enable investors to have greater investment flexibility as well as more access to information about the Company.

Additional information about these features is available by calling PFPC at
(800) 441-7762.

--------------------------------------------------------------------------------

Exchange Privilege

BlackRock Funds offers 36 different funds, enough to meet virtually any invest-ment need. Once you are a shareholder, you have the right to exchange Investor A, B, or C Shares from one fund to another to meet your changing financial needs. For example, if you are in a fund that has an investment objective of long term capital growth and you are nearing retirement, you may want to switch into another fund that has current income as an investment objective.

You can exchange $500 (or any other applicable minimum) or more from one Black-Rock Fund into another. Investor A, Investor B and Investor C Shares of each fund may be exchanged for shares of the same class of other funds which offer that class of shares, based on their respective net asset values. (You can exchange less than $500 if you already have an account in the fund into which you are exchanging.) Because different funds have different sales charges, the exchange of Investor A Shares may be subject to the difference between the sales charge already paid and the higher sales charge (if any) payable on the shares acquired as a result of the exchange. For Federal income tax a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax or other financial adviser before making an exchange request.

The exchange of Investor B and Investor C Shares will not be subject to a CDSC. The CDSC will continue to be measured from the date of the original purchase and will not be affected by the exchange.

To make an exchange, you must send a written request to PFPC at P.O. Box 8907, Wilmington, DE 19899-8907. You can also make exchanges via telephone automati-cally, unless you previously indicated that you did not want this option. If so, you may not use telephone exchange privileges until completing a Telephone Exchange Authorization Form. To receive a copy of the

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--------------------------------------------------------------------------------

form contact PFPC. The Company has the right to reject any telephone request.

The Company reserves the right to modify, limit the use of, or terminate the exchange privilege at any time.

--------------------------------------------------------------------------------

Automatic Investment Plan (AIP)

If you would like to establish a regular, affordable investment program, Black-Rock Funds makes it easy to set up. As an investor in any BlackRock Fund port-folio, you can arrange for periodic investments in that fund through automatic deductions from a checking or savings account by completing the AIP Application Form. The minimum investment amount for an automatic investment plan is $50. AIP Application Forms are available from PFPC.

--------------------------------------------------------------------------------

Retirement Plans

Shares may be purchased in conjunction with individual retirement accounts
(IRAs) and rollover IRAs where PNC Bank or any of its affiliates acts as custo-dian. For more information about applications or annual fees, please contact the Distributor at Four Falls Corporate Center, 6th floor, West Conshohocken, PA 19428-2961. To determine if you are eligible for an IRA and whether an IRA will benefit you, you should consult with a tax adviser.

--------------------------------------------------------------------------------

Statements

Every BlackRock shareholder automatically receives regular account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

--------------------------------------------------------------------------------

Systematic Withdrawal Plan (SWP)

This feature can be used by investors who want to receive regular distributions from their accounts. To start a SWP a shareholder must have a current invest-ment of $10,000 or more in a fund. Shareholders can elect to receive cash pay-ments of $50 or more monthly, every other month, quarterly, three times a year, semi-annually or annually. Shareholders may sign up by completing the SWP Application Form which may be obtained from PFPC. Shareholders should realize that if withdrawals

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--------------------------------------------------------------------------------

exceed income the invested principal in their account will be depleted.

To participate in the SWP, shareholders must have their dividends automatically reinvested and may not hold share certificates. Shareholders may change or can-cel the SWP at any time, upon written notice to PFPC. If an investor purchases additional Investor A Shares of a fund at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved. No CDSC will be assessed on redemptions of Investor B or Investor C Shares made through the SWP that do not exceed 12% of the account's net asset value on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemp-tions of Investor B or Investor C Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account's net asset value on the redemption date. SWP redemptions of Investor B or Investor C Shares in excess of this limit will still pay the applicable CDSC.

For More Information:
This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference.
More information about the BlackRock Funds is available free, upon request, including:

Annual/Semi-Annual Report
These reports contain additional information about each of the Funds' investments, describe the Funds' performance, list portfolio holdings, and discuss recent market conditions, economic trends and Fund strategies for the last fiscal year.

Statement of Additional Information (SAI)
A Statement of Additional Information, dated January, 28, 1999, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the BlackRock Funds, may be obtained free of charge, along with the Company's annual and semi-annual reports, by calling
(800) 441-7762. The SAI, as supplemented from time to time is incorporated by reference into this Prospectus.

Shareholder Account Service Representatives
Representatives are available to discuss account balance information, mutual fund prospectuses, literature and to discuss programs and services available.
Hours: 8 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762

Purchases and Redemptions
Call your registered representative or 800-441-7762.

World Wide Web
Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. http://www.blackrock.com

Email
Request prospectuses, SAI, Annual or Semi-Annual Reports and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. Mail to: funds@blackrock.com

Written Correspondence
Post Office Address: BlackRock Funds c/o PFPC, Inc. PO Box 8907, Wilmington, DE 19899-8907
Street Address: BlackRock Funds, c/o PFPC, Inc. 400 Bellevue Parkway, Wilmington, DE 19809

Internal Wholesalers/Broker Dealer Support
Available to support investment professionals 9 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call: (888) 8BLACKROCK

Securities and Exchange Commission (SEC)
You may also view information about the BlackRock Funds, including the SAI, by visiting the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at 1-800-SEC-0330. Copies of this information can be obtained, for a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

INVESTMENT COMPANY ACT FILE NO. 811-05742                    [GRAPHIC] BLACKROCK
                                                                           FUNDS

                               BLACKROCK FUNDS SM

                      THE BOND PORTFOLIOS/INVESTOR CLASSES

                SUPPLEMENT TO PROSPECTUS DATED JANUARY 28, 1999

BlackRock Low Duration Bond Portfolio

Fund Management

The section "Fund Management" on page 8 has been amended to read in its entirety as follows:

  The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988 and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Don-aldson Lufkin & Jenrette for 12 years. Scott Amero has been a member of the team managing the fund since 1992, Keith Anderson since 1992 and Rajiv Sobti since 1998. Scott Amero has been a portfolio co-manager since incep-tion, Keith Anderson since 1999 and Rajiv Sobti since 1999.

BlackRock Intermediate Government Bond Portfolio

Fund Management

The section "Fund Management" on page 15 has been amended to read in its entirety as follows:

  The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988 and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Don-aldson Lufkin & Jenrette for 12 years. Scott Amero has been a member of the team managing the fund since 1995, Keith Anderson since 1995 and Rajiv Sobti since 1998. Scott Amero has been a portfolio co-manager since 1995, Keith Anderson since 1999 and Rajiv Sobti since 1999.

BlackRock Intermediate Bond Portfolio

Fund Management

The section "Fund Management" on page 22 has been amended to read in its entirety as follows:

  The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988 and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Don-aldson Lufkin & Jenrette for 12 years. Scott Amero has been a member of the team managing the fund since 1995, Keith Anderson since 1995 and Rajiv Sobti since 1998. Scott Amero has been a portfolio co-manager since 1995, Keith Anderson since 1999 and Rajiv Sobti since 1999.

BlackRock Core Bond Portfolio

Fund Management

The section "Fund Management" on page 29 has been amended to read in its entirety as follows:

  The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988, Scott Amero, Managing Director of BFM since 1990 and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Keith Anderson has been a member of the team managing the fund since 1997, Scott Amero since 1992 and Rajiv Sobti since 1998. Keith Anderson has been a portfolio co-manager since 1997, Scott Amero since 1999 and Rajiv Sobti since 1999.

BlackRock Government Income Portfolio

Fund Management

The section "Fund Management" on page 36 has been amended to read in its entirety as follows:

  The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Rajiv Sobti, Managing Director of BFM since March 1998 and Andrew Phillips, Managing Director of BFM since 1991. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantita-tive Research with Donaldson Lufkin & Jenrette for 12 years. Rajiv Sobti has been a member of the team managing the fund since 1998 and Andrew Phil-lips since 1995. Both have been portfolio co-managers since 1999.

BlackRock GNMA Portfolio

Fund Management

The section "Fund Management" on page 44 has been amended to read in its entirety as follows:

  The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Rajiv Sobti, Managing Director of BFM since March 1998 and Andrew Phillips, Managing Director of BFM since 1991. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantita-tive Research with Donaldson Lufkin & Jenrette for 12 years. Rajiv Sobti and Andrew Phillips have been members of the team managing the fund since 1998 and portfolio co-managers since 1999.

BlackRock Managed Income Portfolio

Fund Management

The section "Fund Management" on page 50 has been amended to read in its entirety as follows:

  The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988, Scott Amero, Managing Director of BFM since 1990 and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson

  Lufkin & Jenrette for 12 years. Keith Anderson has been a member of the team managing the fund since 1997, Scott Amero since 1990 and Rajiv Sobti since 1998. Keith Anderson has been a portfolio co-manager since 1997, Scott Amero since 1999 and Rajiv Sobti since 1999.

BlackRock International Bond Portfolio

Fund Management

The section "Fund Management" on page 58 has been amended to read in its entirety as follows:

  The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Andrew Gordon, Managing Director of BFM since 1996 and Keith Anderson, Managing Director of BFM since 1988. Prior to joining BFM, Andrew Gordon was responsible for non-dollar (internation-al) research at Barclay Investments from 1994 to 1996 and at CS First Bos-ton from 1986 to 1994. Andrew Gordon has been a member of the team managing the fund since 1997 and Keith Anderson since 1996. Andrew Gordon has been a portfolio co-manager since 1997 and Keith Anderson since 1999.

BlackRock High Yield Bond Portfolio

Fund Management

The section "Fund Management" on page 66 has been amended to read in its entirety as follows:

  The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Dennis Schaney and Michael Buchanan. Dennis Schaney is co-leader of the High Yield Team and a Managing Director of BFM since February 1998. Prior to joining BFM, he was a Managing Director in the Global Fixed Income Research and Economics Department of Merrill Lynch for nine years. Michael Buchanan, co-leader of the High Yield Team, has served as Director of BFM since June 1998. Prior to joining BFM, Michael Buchanan was Vice President of Investments at Conseco Capital Management where he was a portfolio manager responsible for high yield debt, bank loan, and emerging markets debt trading. Dennis Schaney and Michael Buchanan have been members of the team managing the fund since inception. Dennis Schaney has been a portfolio co-manager since inception and Michael Buchanan since 1999.

Annual Fund Operating Expenses

The footnote to the Annual Fund Operating Expenses table regarding waivers for each of the funds appearing on pages 8, 15, 21, 28, 35, 43, 50, 57, 65, 72, 81,
89, 97, 105 and 113 has been amended to read in its entirety as follows:

  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. In addition, BlackRock Distributors, Inc., the fund's distributor, has contractually agreed to waive 12b-1 distribution fees on Investor A Shares in the amount of .095% of average daily net assets (otherwise pay-able at the maximum annual rate of .10% of average daily net assets) for the next year. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The section "Purchase of Investor B Shares" on page 120 is amended by adding the following after the chart:

  Investor B Shares of the Intermediate Government Bond and Managed Income Portfolios purchased from December 1, 1999 to December 31, 1999 are subject to a CDSC at the rates shown in the chart below:



                                             CONTINGENT DEFERRED SALES
   NUMBER OF YEARS                           CHARGE (AS % OF DOLLAR AMOUNT
   ELAPSED SINCE PURCHASE                    SUBJECT TO THE CHARGE)
   ----------------------                    -----------------------------

   Up to one year                                        3.50%
   More than one but less than two years                 3.00%
   More than two but less than three years               2.00%
   More than three but less than four years              1.00%
   More than four years                                  0.00%



This supplement is dated November 22, 1999.

4